UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period :	October 1, 2013 — September 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9|30|14

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Dynamic Asset Allocation
Balanced Fund

Annual report
9 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Trustee approval of management contract	18
Financial statements	23
Federal tax information	118
Shareholder meeting results	119
About the Trustees	120
Officers	122

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the U.S. economy on firmer footing, the U.S. Federal Reserve has wound down its quantitative easing efforts, which were achieved through purchases of government securities and other financial assets. Now, a new chapter begins for the markets, including the likelihood that the central bank will initiate interest-rate increases in the middle of next year. At the same time, changes are likely at hand in fixed-income markets. With the Fed ending its asset purchases, the government will need to find other buyers for its newly issued securities.

The hope is that the recovery today is strong enough to foster self-sustaining growth without the help of the central bank. In fact, after years of modest growth, it appears that the U.S. economy is positioned to expand at a more vigorous pace, as indicated by an annualized GDP growth rate above 4% in the second quarter.

Amid these transitions, the stock market experienced high volatility, with sharp declines in October. These drops may be tied to the Ebola health crisis, ongoing global threats, and divergent growth rates between the U.S. and non-U.S. economies. Still, strong domestic growth, we believe, bodes well for corporate earnings and equity prices, even if interest rates were to rise. Also of importance, U.S. corporate revenue growth has started to bounce back.

During this transitional time for the markets and the economy, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

November 10, 2014

Putnam Dynamic Asset Allocation Balanced Fund

A diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

Joshua B. Kutin, CFA
(industry since 1998)

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/14

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
9/14

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

2 Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Balanced Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 9/30/14

The fund — class A shares before sales charge
Putnam Dynamic Asset Allocation Balanced Fund (PABAX)
Fund's primary benchmark
Russell 3000 Index
Fund's secondary benchmark
Putnam Balanced Blended Benchmark*
Fund's Lipper peer group average
Mixed-Asset Target Allocation Moderate Funds
7.20
9.32
7.13
6.83
8.44
7.22
5.84
11.43
15.78
10.72
8.71
15.47
23.08
14.16
11.69
12.94
17.76
10.99
8.57
LIFE OF FUND†
(since 2/7/94)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

†The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.
4     Dynamic Asset Allocation Balanced Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

What was the investment environment like during the 12-month period ended September 30, 2014?

Investors benefited from strong performance in U.S. equity markets for most of the period. With the exceptions of January, July, and September 2014, the overall investing environment remained positive, as markets showed resilience in the face of the Federal Reserve tapering its bond buying, geopolitical troubles around the globe, and a first-quarter slowdown related to harsh winter weather in the United States.

In late 2013, it was unclear when the Fed would begin reducing its $85 billion-a-month bond-purchase program. In mid-December, the Fed put the tapering question to rest, announcing that it would scale back its bond purchases by $10 billion per month beginning in January 2014. Specifically, the Fed’s decision to reduce its economic stimulus program caused many to anticipate that interest rates would begin to climb, which would depress bond prices. During the final months of 2013, following the partial U.S. government shutdown in early October, equity markets around the world bounced back, posting then-record highs.

After the weather-related contraction of the U.S. economy in the first quarter of 2014, the nation’s growth rate reaccelerated. By the latter months of the period, investors were encouraged by greater clarity regarding Fed policy and steady improvement in the U.S.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Balanced Fund     5

economy, although geopolitical concerns in Ukraine and the Middle East, among others, persisted.

In the period’s final month, the Bureau of Economic Analysis adjusted second-quarter gross domestic product higher to an annual rate of 4.6%, the strongest growth since late 2011. The Fed announced at its September policy meeting that it would end its bond-buying program in October. On September 18, the S&P 500 Index notched its 34th record close of the year to date. Following this record, however, U.S. stocks retreated and market action grew more turbulent as geopolitical tensions took their toll and concerns about growth in Europe and China weighed on sentiment. Wall Street also had to face the reality that the Fed would bring its bond-buying program to a close in October and would likely start increasing short-term interest rates sometime in mid-2015. As a result, U.S. stocks ended the period on a down note.

How did the portfolio perform in this environment, and what were the key drivers of performance during the annual period?

The portfolio performed relatively well given its strategic equity and fixed-income levels. Market exposure to U.S. stocks benefited the portfolio, although a slight overweight position in small-cap stocks hurt from an asset allocation perspective. We were more underweight to duration risk — a key measure of interest-rate sensitivity — than we might normally be, although allocations to mortgage credit and prepayment risk helped fixed-income performance. In addition to asset allocation decisions, security selection within U.S. large-cap equities was a major positive contributor within the portfolio. Unlike the extremely strong performance we saw in many asset classes during 2013, the results during

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 9/30/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
6     Dynamic Asset Allocation Balanced Fund

“Risk assets, such as U.S. stocks,
should support further growth in the
portfolio in the near term.”

Bob Kea

the duration of the reporting period were more subdued, but the value of diversification was demonstrated nonetheless.

Putnam Dynamic Asset Allocation Balanced Fund produced a positive return at net asset value for the annual period ended September 30, 2014. It performed behind its primary benchmark, the Russell 3000 Index, while outperforming its secondary benchmark, Putnam Balanced Blended Benchmark.

The fund maintained tactical overweights to equities relative to its secondary benchmark, with a slight bias toward U.S. stocks over international developed-market and emerging-market stocks, in order to take advantage of the more favorable economic trends in the United States. Within fixed income, the fund was positioned relative to its secondary benchmark to be underweight investment-grade bonds, given these securities’ sensitivity to rising interest rates; instead, we preferred holding more credit-sensitive issues in the portfolio. This strategy, too, proved beneficial.

How did you use derivatives during the period?

We use a variety of derivatives to reduce volatility and, in some cases, to enhance returns. During the period, we used futures contracts to equitize cash and manage exposure to market risk. Futures contracts also helped us hedge prepayment risk and interest-rate risk, as well as to gain exposure to interest rates.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Dynamic Asset Allocation Balanced Fund     7

Do today’s stock valuations point to a correction in the market?

It’s our view that stock market valuations may be stretched and fully valued — meaning they may be somewhat higher than normal when viewed against the market’s long-term price-to-earnings ratio. But valuations alone generally are not what brings a bull market to an end. Rather, bull markets typically lose momentum because of economic recessions or the dramatic tightening of interest rates by the Fed, and we don’t believe either of those scenarios is likely to play out in the short term. Risk assets, such as U.S. stocks, should support further growth in the portfolio in the near term, particularly in light of the slow, but ongoing, growth of the U.S. economy and the generally strong earnings by many domestic companies. Even as the Fed ends its stimulative bond-buying program, the central bank has continued to keep short-term interest rates low as it pursues an ongoing accommodative monetary policy.

How do rising geopolitical tensions factor into your current thinking about risk allocation?

We are ever mindful of the often-fractious geopolitical environment that we live in today. Throughout the period, investors grappled with geopolitical strife in Eastern Europe and the Middle East. One of the concerns we had in the final months of the period — now resolved — was the Scottish independence vote, which might have had dire consequences, not only for the United Kingdom, but also for other regions of the world currently thinking about becoming more autonomous.

What is your outlook for the coming months?

Within equities, we are not overly concerned about what we characterize as “full” valuations at the moment, given a still-accommodative

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
8     Dynamic Asset Allocation Balanced Fund

Fed and the economic momentum in the United States. We believe stocks can continue to deliver decent risk-adjusted returns into 2015. We’re currently watching the credit markets closely and have begun to reduce exposure across the portfolio. We are also monitoring interest-rate-sensitive assets, given the expectation that rates will eventually rise. At the same time, however, we like the diversification benefits of having some exposure to bonds, as they tend to be negatively correlated to equities and credit. Overall, while still somewhat constructive, we do not expect to see the same level of returns from the equity, credit, and bond markets that took place during the past three years.

We believe the United States will be the economic growth leader in the world, while the European Central Bank [ECB] continues to provide liquidity to eurozone economies, seeking to stimulate growth in the region. We think the outlook for European interest rates is more favorable than the outlook for U.S. rates because the ECB is likely to keep rates low for some time, while the Fed appears poised to begin raising rates. Accordingly, European bond markets look comparatively more appealing to us over the balance of this year and into 2015.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund     9

Distribution rate increase

In June 2014, the fund’s quarterly distribution rate per class A share increased from $.048 to $.053, mainly due to an increase in dividend income earned by the portfolio.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Tumbling oil prices, which dropped at least 20% from June to October 2014, signaled the beginning of a bear market caused by a vast oversupply of oil and weakening global demand. Shale gas and oil production extraction methods have helped boost U.S. oil production to 8.7 million barrels per day in September, the highest since July 1986, according to the Energy Information Administration. This output has greatly increased oil supplies worldwide. Rather than focus on lowering production in order to push prices higher, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has opted to increase output and sell off reserves at a deep discount to struggling economies in Asia and Europe. Falling demand is also playing a role in the price drop. The International Energy Agency has cut its 2014 and 2015 estimates for oil demand to levels last seen in 2009, the most recent global recessionary period. With continued downward pressure on the world’s oil markets, there is a silver lining — some U.S. drivers have seen gasoline prices dip below $3 per gallon.

10     Dynamic Asset Allocation Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/5/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.20%	6.89%	6.89%	6.89%	6.36%	6.36%	6.68%	6.49%	6.91%	7.46%	7.47%	7.46%
10 years	93.57	82.44	82.65	82.65	79.54	79.54	84.20	77.75	88.38	98.38	98.94	98.47
Annual average	6.83	6.20	6.21	6.21	6.03	6.03	6.30	5.92	6.54	7.09	7.12	7.09
5 years	71.81	61.93	65.40	63.40	65.40	65.40	67.47	61.61	69.57	73.87	74.36	73.95
Annual average	11.43	10.12	10.59	10.32	10.59	10.59	10.86	10.08	11.14	11.70	11.76	11.71
3 years	53.97	45.12	50.52	47.52	50.48	50.48	51.61	46.30	52.77	55.08	55.52	55.15
Annual average	15.47	13.22	14.60	13.84	14.59	14.59	14.88	13.52	15.17	15.75	15.86	15.77
1 year	12.94	6.44	11.97	6.97	12.09	11.09	12.33	8.40	12.59	13.12	13.30	13.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Balanced Fund     11

Comparative index returns For periods ended 9/30/14

	Russell 3000 Index	Putnam Balanced Blended Benchmark	Lipper Mixed-Asset Target Allocation Moderate Funds category average*
Annual average
(life of fund)	9.32%	—†	7.13%
10 years	124.78	100.85%	77.22
Annual average	8.44	7.22	5.84
5 years	108.02	66.41	52.14
Annual average	15.78	10.72	8.71
3 years	86.44	48.78	39.54
Annual average	23.08	14.16	11.69
1 year	17.76	10.99	8.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/14, there were 538, 459, 403, 264 and 34 funds, respectively, in this Lipper category.

†The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s Class A shares.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/30/04 to 9/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,265 and $17,954 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,775. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $18,838, $19,838, $19,894, and $19,847, respectively.

12     Dynamic Asset Allocation Balanced Fund

Fund price and distribution information For the 12-month period ended 9/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	4		4	4	4		4	4	4	4
Income	$0.202		$0.093	$0.100	$0.131		$0.167	$0.228	$0.251	$0.238
Capital gains	—		—	—	—		—	—	—	—
Total	$0.202		$0.093	$0.100	$0.131		$0.167	$0.228	$0.251	$0.238
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
9/30/13	$13.19	$13.99	$13.15	$12.92	$13.17	$13.65	$13.11	$13.21	$13.21	$13.21
9/30/14	14.69	15.59	14.63	14.38	14.66	15.19	14.59	14.71	14.71	14.71

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 9/30/13	1.03%	1.78%	1.78%	1.53%	1.28%	0.76%	0.66%	0.78%
Annualized expense ratio for the six-month period ended 9/30/14*	0.98%	1.73%	1.73%	1.48%	1.23%	0.73%	0.63%	0.73%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Balanced Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2014, to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.99	$8.80	$8.80	$7.53	$6.26	$3.72	$3.21	$3.72
Ending value (after expenses)	$1,032.50	$1,028.00	$1,028.00	$1,029.20	$1,030.70	$1,032.80	$1,033.40	$1,033.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2014, use the following calculation method. To find the value of your investment on April 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.96	$8.74	$8.74	$7.49	$6.23	$3.70	$3.19	$3.70
Ending value (after expenses)	$1,020.16	$1,016.39	$1,016.39	$1,017.65	$1,018.90	$1,021.41	$1,021.91	$1,021.41

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.
Dynamic Asset Allocation Balanced Fund     15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2014, Putnam employees had approximately $489,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Dynamic Asset Allocation Balanced Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Balanced Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

18     Dynamic Asset Allocation Balanced Fund

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Dynamic Asset Allocation Balanced Fund     19

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The

20     Dynamic Asset Allocation Balanced Fund

Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the five-year period ended December 31, 2013, your fund’s performance was in the top

Dynamic Asset Allocation Balanced Fund     21

decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 533, 455 and 398 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     Dynamic Asset Allocation Balanced Fund

Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in
PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund     23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Balanced Fund (the “fund”) at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2014

24     Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/14

COMMON STOCKS (55.6%)*	Shares	Value
Basic materials (2.7%)
Aceto Corp.	5,151	$99,517
Agnico-Eagle Mines, Ltd. (Canada)	610	17,642
Air Liquide SA (France)	530	64,436
Albemarle Corp.	465	27,389
Amcor, Ltd. (Australia)	48,212	478,594
Andersons, Inc. (The)	4,542	285,601
Antofagasta PLC (United Kingdom)	27,270	318,156
ArcelorMittal SA (France)	34,693	476,179
Asahi Kasei Corp. (Japan)	5,000	40,628
Assa Abloy AB Class B (Sweden)	6,527	334,711
BASF SE (Germany)	9,655	885,560
BHP Billiton PLC (Australia)	17,563	487,616
BHP Billiton, Ltd. (Australia)	32,825	965,824
Cabot Corp.	3,556	180,538
Cambrex Corp. †	18,241	340,742
Chemtura Corp. †	12,730	296,991
Compagnie de Saint-Gobain (France)	2,580	117,512
Croda International PLC (United Kingdom)	4,416	146,435
Domtar Corp. (Canada)	2,930	102,931
Dow Chemical Co. (The)	184,700	9,685,668
EMS-Chemie Holding AG (Switzerland)	1,018	421,675
Fletcher Building, Ltd. (New Zealand)	2,205	15,062
Fortescue Metals Group, Ltd. (Australia)	24,655	74,621
Givaudan SA (Switzerland)	12	19,121
Glencore Xstrata PLC (United Kingdom)	109,047	603,363
Hi-Crush Partners LP (Units)	5,930	305,751
Hitachi Metals, Ltd. (Japan)	39,000	701,344
Horsehead Holding Corp. †	19,632	324,517
Innophos Holdings, Inc.	4,054	223,335
Innospec, Inc.	5,091	182,767
International Flavors & Fragrances, Inc.	475	45,543
KapStone Paper and Packaging Corp. †	12,689	354,911
Koninklijke Boskalis Westminster NV (Netherlands)	9,261	518,140
Kraton Performance Polymers, Inc. †	5,314	94,642
L.B. Foster Co. Class A	4,269	196,118
Landec Corp. †	33,265	407,496
Limoneira Co.	3,536	83,768
Linde AG (Germany)	305	58,609
LSB Industries, Inc. †	12,246	437,305
LyondellBasell Industries NV Class A	58,608	6,368,345
Minerals Technologies, Inc.	2,202	135,885
Monsanto Co.	2,100	236,271
Mota-Engil Africa (Rights) (Portugal) † F	41,934	45,603
Mota-Engil SGPS SA (Portugal)	51,416	328,908
Nippon Paint Holdings Co., Ltd. (Japan)	21,000	473,117
NN, Inc.	14,349	383,405
OM Group, Inc.	13,012	337,661

Dynamic Asset Allocation Balanced Fund     25

COMMON STOCKS (55.6%)* cont.	Shares	Value
Basic materials cont.
Packaging Corp. of America	14,000	$893,480
PPG Industries, Inc.	405	79,680
Randgold Resources, Ltd. (United Kingdom)	598	40,591
Reliance Steel & Aluminum Co.	11,800	807,120
Rio Tinto PLC (United Kingdom)	9,064	445,024
S&W Seed Co. † S	12,650	53,636
Sherwin-Williams Co. (The)	26,700	5,847,033
Sigma-Aldrich Corp.	717	97,519
Sika AG (Switzerland)	5	17,268
Solvay SA (Belgium)	1,669	255,869
Sumitomo Metal Mining Co., Ltd. (Japan)	31,000	437,019
Symrise AG (Germany)	3,843	204,285
Syngenta AG (Switzerland)	1,661	527,211
Taiheiyo Cement Corp. (Japan)	7,000	26,302
Taisei Corp. (Japan)	21,000	118,611
ThyssenKrupp AG (Germany) †	30,484	800,451
Trex Co., Inc. †	7,794	269,439
Tronox, Ltd. Class A	6,825	177,791
U.S. Silica Holdings, Inc.	4,357	272,356
UPM-Kymmene OYJ (Finland)	30,566	433,605
Veidekke ASA (Norway)	14,740	148,339
voestalpine AG (Austria)	6,311	249,429
Wendel SA (France)	3,991	451,133
Yamana Gold, Inc. (Canada)	2,298	13,789
Yamato Kogyo Co., Ltd. (Japan)	2,900	97,054
Zep, Inc.	11,242	157,613
		41,651,600
Capital goods (4.1%)
ABB, Ltd. (Switzerland)	27,104	606,427
Airbus Group NV (France)	8,681	544,906
Alliant Techsystems, Inc.	2,725	347,819
Alstom SA (France) †	4,207	143,678
Altra Industrial Motion Corp.	10,732	312,945
Astronics Corp. †	3,488	166,259
Atlas Copco AB Class A (Sweden)	29,356	839,143
AviChina Industry & Technology Co., Ltd. (China)	224,000	160,251
AZZ, Inc.	4,311	180,070
Ball Corp.	21,200	1,341,324
Boeing Co. (The)	287	36,558
Canon, Inc. (Japan)	16,700	543,125
Caterpillar, Inc.	44,800	4,436,544
Chase Corp.	5,778	179,811
Coway Co., Ltd. (South Korea)	2,374	189,026
Crown Holdings, Inc. †	104,300	4,643,436
Cummins, Inc.	35,149	4,638,965
Daifuku Co., Ltd. (Japan)	11,000	129,465
Daikin Industries, Ltd. (Japan)	2,600	161,352
Douglas Dynamics, Inc.	9,396	183,222
DXP Enterprises, Inc. †	2,067	152,297

26     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Capital goods cont.
Faurecia (France)	4,809	$153,155
Franklin Electric Co., Inc.	4,803	166,856
Gaztransport Et Technigaz SA (France)	2,394	141,616
Generac Holdings, Inc. †	4,326	175,376
General Dynamics Corp.	650	82,609
Greenbrier Cos., Inc. (The) S	11,348	832,716
Hitachi, Ltd. (Japan)	14,000	106,551
Hyster-Yale Materials Holdings, Inc.	2,139	153,195
IDEX Corp.	25,600	1,852,672
II-VI, Inc. †	18,237	214,649
Ingersoll-Rand PLC	35,100	1,978,236
JGC Corp. (Japan)	17,000	464,384
Joy Global, Inc.	31,100	1,696,194
JTEKT Corp (Japan)	7,900	132,302
Kadant, Inc.	6,083	237,541
Leggett & Platt, Inc.	40,200	1,403,784
Middleby Corp. (The) †	3,628	319,736
Miller Industries, Inc.	7,244	122,424
Mitsubishi Electric Corp. (Japan)	70,000	933,265
MSA Safety, Inc.	2,528	124,883
Northrop Grumman Corp.	49,900	6,574,824
NSK, Ltd. (Japan)	10,000	142,553
Orbital Sciences Corp. †	11,284	313,695
OSRAM Licht AG (Germany) †	7,702	286,574
Polypore International, Inc. †	1,563	60,816
Raytheon Co.	96,118	9,767,511
Rexam PLC (United Kingdom)	5,184	41,317
Rheinmetall AG (Germany)	1,802	86,424
Roper Industries, Inc.	36,447	5,331,832
Safran SA (France)	5,307	343,605
Schindler Holding AG (Switzerland)	280	37,897
Singapore Technologies Engineering, Ltd. (Singapore)	159,000	454,257
SMC Corp. (Japan)	400	110,462
Societe BIC SA (France)	445	57,245
Standard Motor Products, Inc.	10,302	354,698
Standex International Corp.	2,915	216,118
Stericycle, Inc. †	227	26,459
Stoneridge, Inc. †	16,215	182,743
Tenneco, Inc. †	2,726	142,597
THK Co., Ltd. (Japan)	19,100	475,970
Tower International, Inc. †	12,061	303,817
Vinci SA (France)	18,360	1,063,040
Wabash National Corp. †	22,650	301,698
WABCO Holdings, Inc. †	46,400	4,220,080
Waste Management, Inc.	1,035	49,194
WESCO International, Inc. †	3,783	296,058
Zodiac Aerospace (France)	1,917	61,131
		62,531,382

Dynamic Asset Allocation Balanced Fund     27

COMMON STOCKS (55.6%)* cont.	Shares	Value
Communication services (2.2%)
Allot Communications, Ltd. (Israel) †	5,727	$65,402
Arris Group, Inc. †	3,385	95,982
Aruba Networks, Inc. †	3,685	79,522
Belgacom SA (Belgium)	1,400	48,721
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	21,690	37,459
British Sky Broadcasting Group PLC (United Kingdom)	1,593	22,656
BT Group PLC (United Kingdom)	124,746	764,128
CalAmp Corp. †	10,974	193,362
Com Hem Holding AB (Sweden) †	29,473	214,735
Comcast Corp. Class A	202,967	10,915,565
Deutsche Telekom AG (Germany)	38,304	578,597
EchoStar Corp. Class A †	9,210	449,080
Eutelsat Communications SA (France)	1,462	47,141
Frontier Communications Corp.	38,583	251,175
HSN, Inc.	1,768	108,502
IDT Corp. Class B	6,279	100,841
Inteliquent, Inc.	9,092	113,195
Iridium Communications, Inc. † S	15,908	140,786
Liberty Global PLC Ser. C (United Kingdom)	3,800	155,857
Loral Space & Communications, Inc. †	2,948	211,696
NeuStar, Inc. Class A †	6,817	169,266
NICE Systems, Ltd. (Israel)	961	39,103
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,500	93,354
NTT DoCoMo, Inc. (Japan)	35,300	589,555
Numericable Group SA (France) † S	2,020	107,771
Orange (France)	34,172	511,937
Quebecor, Inc. Class B (Canada)	7,800	195,984
Ruckus Wireless, Inc. †	9,536	127,401
SBA Communications Corp. Class A †	245	27,171
SES SA GDR (France)	1,902	65,750
ShoreTel, Inc. †	10,222	67,976
SK Telecom Co., Ltd. (South Korea)	492	135,111
Spark New Zealand, Ltd. (New Zealand)	67,496	156,553
Spok Holdings, Inc.	8,470	110,195
StarHub, Ltd. (Singapore)	6,000	19,346
Swisscom AG (Switzerland)	60	34,086
Tele2 AB Class B (Sweden)	17,977	216,777
Telecom Italia SpA RSP (Italy)	341,941	303,051
Telefonica SA (Spain)	32,408	500,761
Telenor ASA (Norway)	21,390	469,368
Telstra Corp., Ltd. (Australia)	158,411	732,861
Ubiquiti Networks, Inc. † S	1,930	72,433
Verizon Communications, Inc.	267,570	13,375,824
Vodafone Group PLC (United Kingdom)	215,110	709,073
Ziggo NV (Netherlands) †	6,141	286,708
		33,711,817

28     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Conglomerates (0.8%)
3M Co.	149	$21,110
AMETEK, Inc.	53,258	2,674,084
Danaher Corp.	82,340	6,256,193
Exor SpA (Italy)	8,176	316,006
General Electric Co.	1,296	33,204
Keisei Electric Railway Co., Ltd. (Japan)	1,000	10,019
Marubeni Corp. (Japan)	27,000	184,956
Mitsubishi Corp. (Japan)	25,100	514,445
Siemens AG (Germany)	14,359	1,711,398
Tyco International, Ltd.	4,500	200,565
Vivendi SA (France)	5,374	129,512
		12,051,492
Consumer cyclicals (6.5%)
ABC-Mart, Inc. (Japan)	400	20,424
Adidas AG (Germany)	3,873	289,694
ADT Corp. (The)	51,999	1,843,885
Advance Auto Parts, Inc.	157	20,457
ANN, Inc. †	7,947	326,860
Ascena Retail Group, Inc. †	6,809	90,560
Ascent Capital Group, Inc. Class A †	878	52,856
Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	20,206	307,338
Automatic Data Processing, Inc.	1,107	91,970
AutoZone, Inc. †	63	32,109
Axel Springer AG (Germany)	760	41,774
Babcock International Group PLC (United Kingdom)	27,066	476,742
Bayerische Motoren Werke (BMW) AG (Germany)	4,914	527,600
Bed Bath & Beyond, Inc. †	379	24,950
Big Lots, Inc.	6,977	300,360
Brown Shoe Co., Inc.	4,270	115,845
Brunswick Corp.	7,358	310,066
Bunzl PLC (United Kingdom)	20,136	523,162
Bureau Veritas SA (France)	17,628	388,677
CaesarStone Sdot-Yam, Ltd. (Israel)	2,435	125,841
Carmike Cinemas, Inc. †	2,287	70,851
Century Casinos, Inc. †	15,791	81,008
China ZhengTong Auto Services Holdings, Ltd. (China)	168,500	98,547
Cintas Corp.	312	22,024
Compagnie Financiere Richemont SA (Switzerland)	7,540	617,886
Compass Group PLC (United Kingdom)	60,579	978,399
Conn’s, Inc. † S	15,397	466,067
Continental AG (Germany)	4,868	925,595
Cooper Tire & Rubber Co.	13,648	391,698
Corporate Executive Board Co. (The)	1,786	107,285
Ctrip.com International, Ltd. ADR (China) †	1,500	85,140
Daimler AG (Registered Shares) (Germany)	5,191	398,146
Daito Trust Construction Co., Ltd. (Japan)	600	70,911
Dalata Hotel Group PLC (Ireland) †	25,858	98,954
Deckers Outdoor Corp. †	6,906	671,125

Dynamic Asset Allocation Balanced Fund     29

COMMON STOCKS (55.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Deluxe Corp.	10,546	$581,717
Demand Media, Inc. †	2,010	17,789
Denso Corp. (Japan)	7,900	364,518
Dollar Tree, Inc. †	405	22,708
Don Quijote Co., Ltd. (Japan)	500	28,699
Ennis, Inc.	8,954	117,924
Equinix, Inc.	341	25,486
Expedia, Inc.	23,890	2,093,242
Experian PLC (United Kingdom)	36,719	583,259
FactSet Research Systems, Inc.	259	31,476
Fuji Heavy Industries, Ltd. (Japan)	34,700	1,148,718
G&K Services, Inc. Class A	3,836	212,438
GameStop Corp. Class A	35,600	1,466,720
Gap, Inc. (The)	53,300	2,222,077
Gartner, Inc. †	477	35,045
Geberit International AG (Switzerland)	1,555	500,923
General Motors Co.	49,400	1,577,836
Genesco, Inc. †	1,779	132,980
Global Cash Access Holdings, Inc. †	42,483	286,760
GNC Holdings, Inc. Class A	10,955	424,397
Green Dot Corp. Class A †	6,095	128,848
Hanesbrands, Inc.	22,700	2,438,888
Harbinger Group, Inc. †	29,662	389,165
Harley-Davidson, Inc.	57,400	3,340,680
Hilton Worldwide Holdings, Inc. †	190,800	4,699,404
Home Depot, Inc. (The)	123,122	11,295,212
ITV PLC (United Kingdom)	222,554	748,409
KAR Auction Services, Inc.	15,470	442,906
Kate Spade & Co. †	3,932	103,136
Kimberly-Clark Corp.	94,710	10,187,955
Kingfisher PLC (United Kingdom)	23,350	122,380
Lenta, Ltd. 144A GDR (Russia) †	13,123	140,022
Lions Gate Entertainment Corp.	13,340	439,820
Live Nation Entertainment, Inc. †	17,375	417,348
Lowe’s Cos., Inc.	115,021	6,086,911
Luxottica Group SpA (Italy)	4,183	217,351
Macy’s, Inc.	62,015	3,608,033
Madison Square Garden Co. (The) Class A †	199	13,158
Marcus Corp.	13,151	207,786
Marriott Vacations Worldwide Corp. †	3,799	240,895
MasterCard, Inc. Class A	8,879	656,336
MAXIMUS, Inc.	2,453	98,439
Mediaset SpA (Italy) †	29,669	113,508
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	5,400	141,966
MGM China Holdings, Ltd. (Hong Kong)	169,200	487,370
Mitra Adiperkasa Tbk PT (Indonesia)	342,100	154,444
MSC Industrial Direct Co., Inc. Class A	166	14,186
National CineMedia, Inc.	26,319	381,889

30     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Next PLC (United Kingdom)	10,157	$1,087,345
Nissan Motor Co., Ltd. (Japan)	32,100	313,198
Nitori Holdings Co., Ltd. (Japan)	600	37,172
Nu Skin Enterprises, Inc. Class A	5,383	242,396
Omnicom Group, Inc.	51,371	3,537,407
Panasonic Corp. (Japan)	87,500	1,041,697
Penn National Gaming, Inc. †	20,917	234,480
PetSmart, Inc.	190	13,317
PGT, Inc. †	23,098	215,273
Pitney Bowes, Inc.	8,982	224,460
Priceline Group, Inc. (The) †	2,495	2,890,657
Puregold Price Club, Inc. (Philippines)	83,400	64,425
Randstad Holding NV (Netherlands)	3,458	160,579
Reed Elsevier NV (United Kingdom)	2,509	56,853
Reed Elsevier PLC (United Kingdom)	1,786	28,507
Remy International, Inc.	6,043	124,063
Renault SA (France)	6,597	476,171
Rinnai Corp. (Japan)	300	24,856
Sankyo Co., Ltd. (Japan)	500	17,926
Scotts Miracle-Gro Co. (The) Class A	247	13,585
Scripps Networks Interactive Class A	24,670	1,926,480
SeaWorld Entertainment, Inc.	15,507	298,200
Secom Co., Ltd. (Japan)	500	29,812
Select Comfort Corp. †	8,566	179,201
Shimamura Co., Ltd. (Japan)	200	18,394
Shimano, Inc. (Japan)	8,000	973,620
Sinclair Broadcast Group, Inc. Class A	3,998	104,308
Singapore Press Holdings, Ltd. (Singapore)	12,000	39,510
Six Flags Entertainment Corp.	4,223	145,229
SJM Holdings, Ltd. (Hong Kong)	156,000	297,790
Sodexho (France)	596	58,172
Sonic Automotive, Inc. Class A	9,953	243,948
Sony Corp. (Japan)	19,000	342,370
Sports Direct International PLC (United Kingdom) †	17,744	177,086
Steven Madden, Ltd. †	3,327	107,229
Suzuki Motor Corp. (Japan)	28,600	949,032
Swatch Group AG (The) (Switzerland)	778	368,618
Swire Pacific, Ltd. Class A (Hong Kong)	2,500	32,209
Target Corp.	973	60,988
Thomas Cook Group PLC (United Kingdom) †	143,457	274,848
Thomson Reuters Corp. (Canada)	716	26,070
TiVo, Inc. †	44,892	574,393
TJX Cos., Inc. (The)	272	16,094
Toyota Motor Corp. (Japan)	24,900	1,463,297
TUI Travel PLC (United Kingdom)	71,204	447,216
USS Co. Ltd. (Japan)	1,800	27,643
Vail Resorts, Inc.	1,384	120,076
Valeo SA (France)	5,885	652,739

Dynamic Asset Allocation Balanced Fund     31

COMMON STOCKS (55.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Verisk Analytics, Inc. Class A †	410	$24,965
VF Corp.	805	53,154
Viacom, Inc. Class B	73,436	5,650,166
VOXX International Corp. †	8,115	75,470
WH Smith PLC (United Kingdom)	7,884	138,171
Wirecard AG (Germany)	2,938	108,535
WPP PLC (United Kingdom)	26,509	530,236
Wyndham Worldwide Corp.	26,985	2,192,801
		99,718,400
Consumer staples (4.3%)
Affinity Education Group, Ltd. (Australia) †	51,337	58,674
Alibaba Group Holding, Ltd. ADR (China) †	4,829	429,057
Altria Group, Inc.	3,258	149,673
Anheuser-Busch InBev NV (Belgium)	13,878	1,539,479
Associated British Foods PLC (United Kingdom)	19,887	861,550
Barrett Business Services, Inc.	2,910	114,916
Barry Callebaut AG (Switzerland)	22	24,382
Benesse Holdings, Inc. (Japan)	700	22,986
Bigfoot GmbH (acquired 8/2/13, cost $21,982) (Private) (Brazil) †ΔΔ F	1	13,590
Bloomin’ Brands, Inc. †	7,937	145,565
Blue Nile, Inc. †	4,125	117,769
Boulder Brands, Inc. †	3,417	46,574
Bright Horizons Family Solutions, Inc. †	5,541	233,054
British American Tobacco (BAT) PLC (United Kingdom)	11,476	645,053
Calbee, Inc. (Japan)	24,500	802,612
Capita PLC (United Kingdom)	1,525	28,670
Carrefour SA (France)	16,172	498,270
Chaoda Modern Agriculture Holdings, Ltd. (China) † F	58,000	3,735
Chegg, Inc. †	17,288	107,877
Colgate-Palmolive Co.	27,800	1,813,116
Colruyt SA (Belgium)	1,015	44,709
Core-Mark Holding Co., Inc.	6,123	324,764
Coty, Inc. Class A	17,843	295,302
CVS Health Corp.	156,546	12,459,496
Diageo PLC (United Kingdom)	15,461	447,039
Distribuidora Internacional de Alimentacion SA (Spain)	46,747	333,388
Dr. Pepper Snapple Group, Inc.	88,338	5,681,017
G8 Education, Ltd. (Australia)	49,753	222,559
General Mills, Inc.	628	31,683
Genuine Parts Co.	44,800	3,929,408
Geo Group, Inc. (The) R	2,475	94,595
Grand Canyon Education, Inc. †	1,955	79,705
Groupon, Inc. †	11,913	79,579
Heineken Holding NV (Netherlands)	8,169	539,535
Henkel AG & Co. KGaA (Preference) (Germany)	5,186	517,861
Hershey Co. (The)	680	64,892
ITOCHU Corp. (Japan)	8,900	108,832
ITT Educational Services, Inc. † S	4,604	19,751

32     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Consumer staples cont.
Japan Tobacco, Inc. (Japan)	23,700	$771,440
Kao Corp. (Japan)	16,700	651,384
Kerry Group PLC Class A (Ireland)	8,095	570,823
Kforce, Inc.	12,187	238,500
Koninklijke Ahold NV (Netherlands)	38,635	624,770
Korn/Ferry International †	6,665	165,959
Krispy Kreme Doughnuts, Inc. †	9,178	157,494
L’Oreal SA (France)	2,984	472,588
Lawson, Inc. (Japan)	500	34,991
Lorillard, Inc.	1,501	89,925
ManpowerGroup, Inc.	42,500	2,979,250
McDonald’s Corp.	1,069	101,352
Mondelez International, Inc. Class A	208,900	7,157,959
MWI Veterinary Supply, Inc. †	1,514	224,678
Nestle SA (Switzerland)	33,593	2,464,036
New Oriental Education & Technology Group, Inc. ADR (China)	9,200	213,440
Nissin Food Products Co., Ltd. (Japan)	600	31,148
Nutraceutical International Corp. †	4,396	91,920
On Assignment, Inc. †	10,218	274,353
Papa John’s International, Inc.	6,208	248,258
PepsiCo, Inc.	1,422	132,374
Philip Morris International, Inc.	117,400	9,791,160
Pinnacle Foods, Inc.	7,047	230,085
Popeyes Louisiana Kitchen, Inc. †	4,875	197,438
Procter & Gamble Co. (The)	184	15,408
Reckitt Benckiser Group PLC (United Kingdom)	6,682	578,360
Rightmove PLC (United Kingdom)	3,076	106,629
SABMiller PLC (United Kingdom)	7,792	432,988
Seven & I Holdings Co., Ltd. (Japan)	2,800	108,705
Shutterfly, Inc. †	1,370	66,774
SpartanNash Co.	6,030	117,284
Starbucks Corp.	1,109	83,685
Suntory Beverage & Food, Ltd. (Japan)	15,400	546,509
Tate & Lyle PLC (United Kingdom)	6,213	59,258
TrueBlue, Inc. †	17,242	435,533
Ulker Biskuvi Sanayi AS (Turkey)	17,320	114,942
Unilever NV ADR (Netherlands)	12,107	481,253
Unilever PLC (United Kingdom)	9,608	401,047
United Natural Foods, Inc. †	1,877	115,360
USANA Health Sciences, Inc. †	1,468	108,133
WH Group, Ltd. 144A (Hong Kong) †	160,562	131,926
WM Morrison Supermarkets PLC (United Kingdom)	14,080	38,406
Wolseley PLC (United Kingdom)	3,847	202,110
Woolworths, Ltd. (Australia)	10,479	313,284
Zalando SE (acquired 9/30/13, cost $44,840) (Private) (Germany) † ΔΔ F	1,870	45,703
Zalando SE (Germany) †	674	18,303
		65,367,642

Dynamic Asset Allocation Balanced Fund     33

COMMON STOCKS (55.6%)* cont.	Shares	Value
Energy (4.2%)
AltaGas, Ltd. (Canada)	305	$12,879
AMEC PLC (United Kingdom)	32,705	582,197
Baker Hughes, Inc.	54,600	3,552,276
Beijing Jingneng Clean Energy Co., Ltd. (China)	250,000	107,282
BG Group PLC (United Kingdom)	37,584	691,348
BP PLC (United Kingdom)	170,476	1,249,192
Cabot Oil & Gas Corp.	54,800	1,791,412
Callon Petroleum Co. †	45,971	405,005
Chevron Corp.	1,198	142,945
ConocoPhillips	871	66,649
Crescent Point Energy Corp. (Canada)	614	22,160
Delek US Holdings, Inc.	12,487	413,569
Dril-Quip, Inc. †	7,600	679,440
EnCana Corp. (Canada)	20,900	443,772
EOG Resources, Inc.	62,000	6,139,240
EP Energy Corp. Class A †	16,507	288,542
EQT Corp.	166	15,196
Exxon Mobil Corp.	131,582	12,375,287
Ezion Holdings, Ltd. (Singapore)	182,400	258,901
FutureFuel Corp.	19,723	234,506
Genel Energy PLC (United Kingdom) †	26,099	352,966
Gulfport Energy Corp. †	2,305	123,087
Halliburton Co.	87,100	5,618,821
Idemitsu Kosan Co., Ltd. (Japan)	700	14,868
Key Energy Services, Inc. †	27,631	133,734
Kodiak Oil & Gas Corp. †	14,595	198,054
Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	499
Lone Pine Resources, Inc. Class A (Canada) † F	12,473	499
Occidental Petroleum Corp.	580	55,767
Oceaneering International, Inc.	16,413	1,069,635
Oil States International, Inc. †	9,700	600,430
Pembina Pipeline Corp. (Canada)	530	22,327
Phillips 66	496	40,330
Rosetta Resources, Inc. †	2,785	124,100
Royal Dutch Shell PLC Class A (United Kingdom)	34,970	1,333,831
Royal Dutch Shell PLC Class A (United Kingdom)	24,334	928,801
Royal Dutch Shell PLC Class B (United Kingdom)	24,950	984,227
Schlumberger, Ltd.	126,376	12,851,175
Spectra Energy Corp.	591	23,203
Statoil ASA (Norway)	35,100	954,996
Stone Energy Corp. †	6,845	214,659
Suncor Energy, Inc. (Canada)	9,932	359,430
Superior Energy Services, Inc.	141,300	4,644,531
Total SA (France)	18,231	1,178,232
TransCanada Corp. (Canada)	832	42,850
Unit Corp. †	3,357	196,888
Vaalco Energy, Inc. †	19,465	165,453
Vermilion Energy, Inc. (Canada)	222	13,515

34     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Energy cont.
W&T Offshore, Inc.	6,120	$67,320
Williams Cos., Inc. (The)	627	34,704
Woodside Petroleum, Ltd. (Australia)	13,566	481,018
WPX Energy, Inc. †	100,100	2,408,406
		64,710,154
Financials (11.4%)
Access National Corp.	5,814	94,361
ACE, Ltd.	3,438	360,543
Admiral Group PLC (United Kingdom)	10,722	222,278
AG Mortgage Investment Trust, Inc. R	3,387	60,289
Ageas (Belgium)	15,872	526,958
Agree Realty Corp. R	6,093	166,826
AIA Group, Ltd. (Hong Kong)	291,800	1,505,971
Alleghany Corp. †	6,273	2,623,055
Allianz SE (Germany)	6,130	993,092
Allied World Assurance Co. Holdings AG	12,729	468,936
Altisource Portfolio Solutions SA † S	2,338	235,670
American Equity Investment Life Holding Co.	13,500	308,880
American International Group, Inc.	6,700	361,934
Amtrust Financial Services, Inc.	7,309	291,044
Aon PLC	81,600	7,153,872
Arch Capital Group, Ltd. †	505	27,634
Arlington Asset Investment Corp. Class A	3,921	99,633
ARMOUR Residential REIT, Inc. R	18,061	69,535
Ascendas Real Estate Investment Trust (Singapore) R	27,000	47,629
Ashford Hospitality Prime, Inc. R	4,211	64,134
Ashford Hospitality Trust, Inc. R	21,053	215,162
Aspen Insurance Holdings, Ltd.	377	16,124
Assicurazioni Generali SpA (Italy)	34,913	732,773
Australia & New Zealand Banking Group, Ltd. (Australia)	17,254	466,207
AvalonBay Communities, Inc. R	38,189	5,383,503
AXA SA (France)	30,950	762,207
Axis Capital Holdings, Ltd.	519	24,564
Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	55,210	5,509
Banco Bilbao Vizcaya Argentaria SA (Spain)	55,210	661,293
Banco Latinoamericano de Exportaciones SA Class E (Panama)	13,487	413,781
Banco Santander SA (Spain)	78,130	747,450
Bank Hapoalim BM (Israel)	3,700	20,858
Bank Leumi Le-Israel BM (Israel) †	5,294	21,449
Bank of East Asia, Ltd. (Hong Kong)	6,400	25,940
Bank of Ireland (Ireland) †	1,100,851	431,243
Bank of New York Mellon Corp. (The)	123,900	4,798,647
Bank of Queensland, Ltd. (Australia)	28,610	290,147
Bank of Yokohama, Ltd. (The) (Japan)	114,000	627,531
Bankia SA (Spain) †	272,061	503,989
BankUnited, Inc.	854	26,038
Barclays PLC (United Kingdom)	148,936	548,667
Bellway PLC (United Kingdom)	8,790	222,134

Dynamic Asset Allocation Balanced Fund     35

COMMON STOCKS (55.6%)* cont.	Shares	Value
Financials cont.
Berkshire Hathaway, Inc. Class B †	6,645	$917,940
BNP Paribas SA (France)	8,418	556,669
BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,500	33,501
BofI Holding, Inc. †	3,872	281,533
British Land Company PLC (United Kingdom) R	8,790	99,796
Broadridge Financial Solutions, Inc.	752	31,306
Canadian Imperial Bank of Commerce (Canada)	734	65,925
CapitaMall Trust (Singapore) R	31,000	46,416
Cardinal Financial Corp.	11,265	192,294
CBL & Associates Properties, Inc. R	7,700	137,830
CBRE Group, Inc. Class A †	127,700	3,797,798
Challenger, Ltd. (Australia)	112,950	704,595
Chiba Bank, Ltd. (The) (Japan)	7,000	48,747
Chubb Corp. (The)	60,458	5,506,515
Citizens & Northern Corp.	7,260	137,940
City National Corp.	26,761	2,025,005
CNO Financial Group, Inc.	14,371	243,732
CNP Assurances (France)	32,224	606,684
Commonwealth Bank of Australia (Australia)	21,653	1,421,843
Credicorp, Ltd. (Peru)	1,200	184,068
Credit Acceptance Corp. †	1,412	178,011
Credit Agricole SA (France)	53,441	802,955
Credit Suisse Group AG (Switzerland)	11,517	317,495
CSI Properties, Ltd. (Hong Kong)	2,910,000	121,774
CYS Investments, Inc. R	10,961	90,319
DBS Group Holdings, Ltd. (Singapore)	37,000	533,450
Deutsche Bank AG (Germany)	13,515	474,048
Deutsche Wohnen AG (Germany)	2,809	60,027
Dexus Property Group (Australia) R	464,843	452,083
Discover Financial Services	108,600	6,992,754
DNB ASA (Norway)	8,334	155,860
Dubai Islamic Bank PJSC (United Arab Emirates)	124,516	280,009
East West Bancorp, Inc.	4,092	139,128
Education Realty Trust, Inc. R	32,102	330,009
Encore Capital Group, Inc. †	7,759	343,801
EPR Properties R	3,184	161,365
Erste Group Bank AG (Czech Republic)	3,231	73,652
Essex Property Trust, Inc. R	29,000	5,183,750
Eurazeo SA (France)	3,159	227,299
Everest Re Group, Ltd.	195	31,592
Farmers Capital Bank Corp. †	5,232	117,877
Federal Agricultural Mortgage Corp. Class C	5,225	167,932
Federal Realty Investment Trust R	11,400	1,350,444
Financial Institutions, Inc.	7,476	168,060
First Community Bancshares Inc.	7,028	100,430
First Industrial Realty Trust R	6,874	116,239
First NBC Bank Holding Co. †	4,391	143,805
First Niagara Financial Group, Inc.	112,700	938,791

36     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Financials cont.
FirstMerit Corp.	8,750	$154,000
Flushing Financial Corp.	7,386	134,942
Genworth Financial, Inc. Class A †	44,357	581,077
Gjensidige Forsikring ASA (Norway)	2,944	62,230
Goldman Sachs Group, Inc. (The)	68,054	12,492,673
GPT Group (Australia) R	143,863	486,407
Grupo Financiero Banorte SAB de CV (Mexico)	31,100	199,167
Hammerson PLC (United Kingdom) R	38,170	354,840
Hang Seng Bank, Ltd. (Hong Kong)	35,400	568,642
Hanmi Financial Corp.	14,557	293,469
Hannover Rueckversicherung AG (Germany)	653	52,770
Heartland Financial USA, Inc.	5,022	119,925
Heritage Financial Group, Inc.	6,430	129,822
HFF, Inc. Class A	14,860	430,197
Hibernia REIT PLC (Ireland) † R	262,101	380,781
Hongkong Land Holdings, Ltd. (Hong Kong)	19,000	128,954
HSBC Holdings PLC (United Kingdom)	183,618	1,868,745
ING Groep NV GDR (Netherlands) †	62,734	892,315
Insurance Australia Group, Ltd. (Australia)	131,083	702,826
Intact Financial Corp. (Canada)	2,695	174,485
Invesco Mortgage Capital, Inc. R	5,605	88,111
Investor AB Class B (Sweden)	14,987	527,232
Investors Real Estate Trust R	15,497	119,327
Israel Corp, Ltd. (The) (Israel) †	33	18,527
iStar Financial, Inc. † R	13,101	176,864
Japan Retail Fund Investment Corp. (Japan) R	23	46,305
Joyo Bank, Ltd. (The) (Japan)	85,000	417,625
JPMorgan Chase & Co.	262,218	15,796,012
Julius Baer Group, Ltd. (Switzerland)	819	36,541
Kilroy Realty Corp. R	11,100	659,784
KKR & Co. LP	7,400	165,020
Legal & General Group PLC (United Kingdom)	149,544	554,814
Lexington Realty Trust R	30,800	301,532
Lloyds Banking Group PLC (United Kingdom) †	1,069,809	1,325,621
LTC Properties, Inc. R	8,071	297,739
M&T Bank Corp.	538	66,330
Maiden Holdings, Ltd. (Bermuda)	12,416	137,569
MainSource Financial Group, Inc.	11,141	192,182
Meta Financial Group, Inc.	4,120	145,271
Metro Bank PLC (acquired 1/15/14, cost $145,960) (Private) (United Kingdom) †ΔΔ F	6,857	142,223
MFA Financial, Inc. R	17,985	139,923
MicroFinancial, Inc.	8,335	67,180
Mitsubishi Estate Co., Ltd. (Japan)	9,000	202,755
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	104,100	589,261
Mitsui Fudosan Co., Ltd. (Japan)	6,000	183,993
Mizrahi Tefahot Bank, Ltd. (Israel) †	1,510	18,053
Mizuho Financial Group, Inc. (Japan)	75,900	135,650
Dynamic Asset Allocation Balanced Fund     37

COMMON STOCKS (55.6%)* cont.	Shares	Value
Financials cont.
Morgan Stanley	153,300	$5,299,581
Muenchener Rueckversicherungs AG (Germany)	1,966	389,139
National Australia Bank, Ltd. (Australia)	18,259	517,992
National Health Investors, Inc. R	4,537	259,244
Natixis (France)	57,506	395,526
Nelnet, Inc. Class A	8,562	368,937
OFG Bancorp (Puerto Rico)	6,747	101,070
One Liberty Properties, Inc. R	7,385	149,399
Pacific Premier Bancorp, Inc. †	6,985	98,139
PacWest Bancorp	6,125	252,534
PartnerRe, Ltd.	24,244	2,664,173
Partners Group Holding AG (Switzerland)	111	29,235
Peoples Bancorp, Inc.	6,758	160,503
Performant Financial Corp. †	31,995	258,520
Persimmon PLC (United Kingdom)	5,943	127,734
PHH Corp. †	5,975	133,601
PNC Financial Services Group, Inc.	119,882	10,259,502
Popular, Inc. (Puerto Rico) †	5,753	169,340
Portfolio Recovery Associates, Inc. †	7,399	386,450
ProAssurance Corp.	5,283	232,822
Prudential PLC (United Kingdom)	60,323	1,339,822
PS Business Parks, Inc. R	4,446	338,518
Public Storage R	31,982	5,303,895
Ramco-Gershenson Properties Trust R	9,058	147,193
Rayonier, Inc. R	18,000	560,520
Regional Management Corp. †	10,601	190,288
Regus PLC (United Kingdom)	119,839	329,186
RenaissanceRe Holdings, Ltd.	353	35,296
Republic Bancorp, Inc. Class A	4,467	105,823
Resona Holdings, Inc. (Japan)	161,900	913,718
Santander Consumer USA Holdings, Inc.	38,700	689,247
Scentre Group (Australia) †R	42,444	121,544
SCOR SE (France)	6,956	217,010
Select Income REIT R	5,684	136,700
Shopping Centres Australasia Property Group (Australia) R	87,883	129,106
Signature Bank †	326	36,532
Simon Property Group, Inc. R	407	66,919
Skandinaviska Enskilda Banken AB (Sweden)	44,523	591,441
Societe Generale SA (France)	3,123	158,738
Sovran Self Storage, Inc. R	1,467	109,086
St James’s Place PLC (United Kingdom)	17,189	202,121
Starwood Property Trust, Inc. R	4,349	95,504
Starwood Waypoint Residential Trust † R	869	22,603
State Street Corp.	91,100	6,705,871
Stewart Information Services Corp.	5,986	175,689
Sumitomo Mitsui Financial Group, Inc. (Japan)	27,300	1,114,049
Sumitomo Warehouse Co., Ltd. (The) (Japan)	34,000	179,645
Summit Hotel Properties, Inc. R	19,503	210,242

38     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Financials cont.
Sun Hung Kai Properties, Ltd. (Hong Kong)	9,000	$127,340
Surya Semesta Internusa Tbk PT (Indonesia)	3,033,700	184,296
Swedbank AB Class A (Sweden)	21,710	543,906
Swiss Re AG (Switzerland)	502	39,977
Symetra Financial Corp.	12,487	291,322
Tokyo Tatemono Co., Ltd. (Japan)	85,000	688,310
Toronto-Dominion Bank (Canada)	2,006	98,997
Travelers Cos., Inc. (The)	1,070	100,516
Tryg A/S (Denmark)	686	71,136
TSB Banking Group PLC (United Kingdom) † S	53,672	240,736
Two Harbors Investment Corp. R	240,600	2,326,602
UBS AG (Switzerland)	50,321	873,075
UniCredit SpA (Italy)	120,725	945,399
United Community Banks, Inc.	7,440	122,462
United Insurance Holdings Corp.	12,262	183,930
Universal Health Realty Income Trust R	1,885	78,567
Validus Holdings, Ltd.	835	32,682
Visa, Inc. Class A	42,700	9,110,899
W.R. Berkley Corp.	808	38,622
WageWorks, Inc. †	5,219	237,621
Washington Prime Group, Inc. R	203	3,548
Wells Fargo & Co.	17,864	926,606
Westfield Group (Australia)	34,065	221,559
Westpac Banking Corp. (Australia)	20,025	561,004
Wheelock and Co., Ltd. (Hong Kong)	132,000	628,805
WisdomTree Investments, Inc. †	21,751	247,526
Zurich Insurance Group AG (Switzerland)	164	48,767
		173,934,254
Health care (7.7%)
AbbVie, Inc.	119,427	6,898,104
ACADIA Pharmaceuticals, Inc. †	5,326	131,872
Accuray, Inc. †	14,482	105,139
Actavis PLC †	1,300	313,664
Actelion, Ltd. (Switzerland)	9,220	1,080,974
Aegerion Pharmaceuticals, Inc. †	6,331	211,329
Aetna, Inc.	70,200	5,686,200
Alere, Inc. †	13,347	517,597
Align Technology, Inc. †	2,505	129,458
Alkermes PLC †	4,453	190,900
AMAG Pharmaceuticals, Inc. †	18,011	574,731
Amedisys, Inc. †	6,570	132,517
AmSurg Corp. †	4,994	249,950
Ariad Pharmaceuticals, Inc. † S	31,228	168,631
Array BioPharma, Inc. †	15,024	53,636
Asaleo Care, Ltd. (Australia) †	100,990	168,551
Astellas Pharma, Inc. (Japan)	52,800	786,911
AstraZeneca PLC (United Kingdom)	24,078	1,725,048
AtriCure, Inc. †	6,527	96,077

Dynamic Asset Allocation Balanced Fund     39

COMMON STOCKS (55.6%)* cont.	Shares	Value
Health care cont.
Auxilium Pharmaceuticals, Inc. †	5,256	$156,892
Bayer AG (Germany)	10,794	1,511,736
Biospecifics Technologies Corp. †	2,799	98,805
C.R. Bard, Inc.	170	24,261
Cardinal Health, Inc.	64,334	4,819,903
Cardiome Pharma Corp. (Canada) †	25,151	224,598
Catamaran Corp. †	406	17,100
Celgene Corp. †	79,964	7,578,988
Centene Corp. †	1,431	118,358
Charles River Laboratories International, Inc. †	17,200	1,027,528
Chemed Corp.	5,342	549,692
China Biologic Products, Inc. (China) †	2,300	124,108
China Pioneer Pharma Holdings, Ltd. (China)	169,000	133,345
Chugai Pharmaceutical Co., Ltd. (Japan)	29,700	858,360
Coloplast A/S Class B (Denmark)	11,560	967,411
Community Health Systems, Inc. †	7,248	397,118
Computer Programs & Systems, Inc.	1,200	68,988
Conatus Pharmaceuticals, Inc. †	2,135	13,066
Conmed Corp.	10,066	370,831
CSL, Ltd. (Australia)	280	18,147
Cubist Pharmaceuticals, Inc. †	6,573	436,053
DexCom, Inc. †	2,917	116,651
Eisai Co., Ltd. (Japan)	500	20,231
Eli Lilly & Co.	57,825	3,749,951
Enanta Pharmaceuticals, Inc. †	2,100	83,097
Gilead Sciences, Inc. †	36,000	3,832,200
GlaxoSmithKline PLC (United Kingdom)	48,373	1,107,161
Glenmark Pharmaceuticals, Ltd. (India)	11,027	128,851
Globus Medical, Inc. Class A †	6,430	126,478
Greatbatch, Inc. †	8,309	354,046
Grifols SA ADR (Spain)	8,561	300,748
Health Net, Inc. †	19,586	903,110
HealthSouth Corp.	1,669	61,586
Henry Schein, Inc. †	25,104	2,923,863
Hill-Rom Holdings, Inc.	7,066	292,744
Hisamitsu Pharmaceutical Co., Inc. (Japan)	7,500	269,628
Impax Laboratories, Inc. †	9,368	222,115
Inovio Pharmaceuticals, Inc. † S	3,932	38,730
Insulet Corp. †	4,575	168,589
Insys Therapeutics, Inc. †	8,789	340,837
Intuitive Surgical, Inc. †	7,000	3,232,740
Isis Pharmaceuticals, Inc. †	4,497	174,619
Jazz Pharmaceuticals PLC †	8,637	1,386,757
Johnson & Johnson	146,593	15,625,348
Kindred Healthcare, Inc.	9,074	176,036
Laboratory Corp. of America Holdings †	227	23,097
Mallinckrodt PLC †	2,032	183,185
McKesson Corp.	41,736	8,124,747

40     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Health care cont.
Medicines Co. (The) †	5,813	$129,746
Mednax, Inc. †	350	19,187
Merck & Co., Inc.	8,922	528,896
Merrimack Pharmaceuticals, Inc. † S	15,508	136,160
Mettler-Toledo International, Inc. †	4,300	1,101,359
Myriad Genetics, Inc. † S	20,000	771,400
Nektar Therapeutics †	10,295	124,261
Novartis AG (Switzerland)	13,673	1,287,697
Novo Nordisk A/S Class B (Denmark)	16,168	770,379
NPS Pharmaceuticals, Inc. †	5,117	133,042
Omega Healthcare Investors, Inc. R	3,869	132,281
OraSure Technologies, Inc. †	52,094	376,119
Otsuka Holdings Company, Ltd. (Japan)	600	20,694
Patterson Cos., Inc.	405	16,779
Perrigo Co. PLC	182	27,335
Pfizer, Inc.	374,906	11,085,970
Prestige Brands Holdings, Inc. †	7,608	246,271
Providence Service Corp. (The) †	8,134	393,523
Puma Biotechnology, Inc. †	641	152,923
Receptos, Inc. †	2,029	126,021
Repligen Corp. †	7,060	140,565
Retrophin, Inc. † S	6,204	55,960
Roche Holding AG-Genusschein (Switzerland)	5,038	1,491,762
Sanofi (France)	20,328	2,293,307
Shire PLC (United Kingdom)	9,602	829,899
Spectranetics Corp. (The) †	5,208	138,377
STAAR Surgical Co. †	18,405	195,645
Steris Corp.	3,211	173,266
Stryker Corp.	275	22,206
Sucampo Pharmaceuticals, Inc. Class A †	10,210	66,365
Sunesis Pharmaceuticals, Inc. †	5,037	35,964
Suzuken Co., Ltd. (Japan)	5,800	167,229
Takeda Pharmaceutical Co., Ltd. (Japan)	5,800	252,283
TESARO, Inc. †	2,903	78,149
Teva Pharmaceutical Industries, Ltd. (acquired 3/3/14, cost $65,721) (Israel) ΔΔ	1,330	71,535
Threshold Pharmaceuticals, Inc. †	16,745	60,449
Trevena, Inc. †	8,450	54,249
Trinity Biotech PLC ADR (Ireland)	5,627	102,805
Triple-S Management Corp. Class B (Puerto Rico) †	3,751	74,645
UCB SA (Belgium)	2,010	182,437
United Therapeutics Corp. †	30,100	3,872,365
Valeant Pharmaceuticals International, Inc. †	1,000	131,200
WellPoint, Inc.	55,800	6,674,796
West Pharmaceutical Services, Inc.	7,275	325,629
		117,774,852

Dynamic Asset Allocation Balanced Fund     41

COMMON STOCKS (55.6%)* cont.	Shares	Value
Technology (8.5%)
Accenture PLC Class A	394	$32,040
Activision Blizzard, Inc.	181,200	3,767,148
Acxiom Corp. †	8,628	142,793
Advanced Energy Industries, Inc. †	5,273	99,080
Alcatel-Lucent (France) †	100,376	309,991
Amber Road, Inc. †	2,674	46,367
Amdocs, Ltd.	56,493	2,591,899
Anixter International, Inc.	3,332	282,687
AOL, Inc. †	3,516	158,044
Apple, Inc.	179,321	18,066,591
ASML Holding NV (Netherlands)	6,820	676,894
Aspen Technology, Inc. †	6,078	229,262
AVG Technologies NV (Netherlands) †	6,051	100,326
Bottomline Technologies, Inc. †	2,284	63,016
Broadcom Corp. Class A	175,065	7,076,127
Brother Industries, Ltd. (Japan)	32,500	601,921
CACI International, Inc. Class A †	4,536	323,281
Cavium, Inc. †	1,846	91,802
Ceva, Inc. †	9,049	121,619
Cirrus Logic, Inc. †	5,107	106,481
Commvault Systems, Inc. †	1,498	75,499
Computer Sciences Corp.	81,500	4,983,725
Cornerstone OnDemand, Inc. †	4,312	148,376
CSG Systems International, Inc.	2,672	70,220
Dassault Systemes SA (France)	1,102	70,532
DST Systems, Inc.	298	25,008
Dun & Bradstreet Corp. (The)	21,500	2,525,605
eBay, Inc. †	84,600	4,790,898
Electronic Arts, Inc. †	10,000	356,100
EnerSys	7,847	460,148
Engility Holdings, Inc. †	5,140	160,214
Entegris, Inc. †	17,254	198,421
Extreme Networks, Inc. †	26,435	126,624
F5 Networks, Inc. †	37,900	4,500,246
Facebook, Inc. Class A †	75,300	5,951,712
Fairchild Semiconductor International, Inc. † S	6,662	103,461
FANUC Corp. (Japan)	5,100	920,983
FEI Co.	2,080	156,874
Freescale Semiconductor, Ltd. †	8,434	164,716
Fujitsu, Ltd. (Japan)	71,000	437,418
GenMark Diagnostics, Inc. † S	15,082	135,286
Gentex Corp.	40,800	1,092,216
Google, Inc. Class A †	2,981	1,754,050
Google, Inc. Class C †	393	226,902
GT Advanced Technologies, Inc. † S	13,684	148,198
Hollysys Automation Technologies, Ltd. (China) †	5,300	119,197
Hoya Corp. (Japan)	27,800	934,350
inContact, Inc. †	9,530	82,863

42     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Technology cont.
InnerWorkings, Inc. †	27,292	$220,792
Integrated Silicon Solutions, Inc.	21,425	294,380
IntraLinks Holdings, Inc. †	18,387	148,935
Intuit, Inc.	802	70,295
InvenSense, Inc. † S	5,079	100,209
Itochu Techno-Solutions Corp. (Japan)	400	16,818
Konica Minolta Holdings, Inc. (Japan)	33,600	364,033
L-3 Communications Holdings, Inc.	50,471	6,002,011
Leidos Holdings, Inc.	43,000	1,476,190
Lexmark International, Inc. Class A	3,622	153,935
LivePerson, Inc. †	6,348	79,921
Manhattan Associates, Inc. †	12,372	413,472
Marvell Technology Group, Ltd.	204,800	2,760,704
Maxim Integrated Products, Inc.	1,252	37,860
MeetMe, Inc. † S	41,732	82,212
Mellanox Technologies, Ltd. (Israel) †	2,636	118,277
Mentor Graphics Corp.	20,110	412,154
Microsemi Corp. †	4,240	107,738
Microsoft Corp.	39,412	1,827,140
MTS Systems Corp.	1,669	113,926
NetApp, Inc.	144,000	6,186,240
Netscout Systems, Inc. †	4,417	202,299
NIC, Inc.	11,474	197,582
Nimble Storage, Inc. †	4,429	115,021
Nomura Research Institute, Ltd. (Japan)	1,000	32,370
NTT Data Corp. (Japan)	6,900	247,592
Oracle Corp.	319,198	12,218,899
Perficient, Inc. †	9,130	136,859
Photronics, Inc. †	17,439	140,384
Plantronics, Inc.	1,474	70,428
Power Integrations, Inc.	2,918	157,309
Proofpoint, Inc. †	2,906	107,929
PTC, Inc. †	5,458	201,400
Qihoo 360 Technology Co., Ltd. ADR (China) †	1,300	87,711
Quantum Corp. †	86,823	100,715
RF Micro Devices, Inc. †	39,708	458,230
Rockwell Automation, Inc.	22,600	2,483,288
Rovi Corp. †	8,982	177,350
Safeguard Scientifics, Inc. †	6,027	110,897
Sage Group PLC (The) (United Kingdom)	1,387	8,199
Samsung Electronics Co., Ltd. (South Korea)	264	295,546
SanDisk Corp.	15,700	1,537,815
SAP AG (Germany)	3,797	273,804
Sartorius AG (Preference) (Germany)	1,187	133,800
Semtech Corp. †	4,438	120,492
Silergy Corp. (Taiwan)	13,181	103,756
Silicon Image, Inc. †	27,750	139,860
SK Hynix, Inc. (South Korea) †	3,810	168,634

Dynamic Asset Allocation Balanced Fund     43

COMMON STOCKS (55.6%)* cont.	Shares	Value
Technology cont.
Skyworth Digital Holdings, Ltd. (China)	562,000	$291,743
SoftBank Corp. (Japan)	13,100	919,578
SolarWinds, Inc. †	8,080	339,764
Sparton Corp. †	6,206	152,978
SS&C Technologies Holdings, Inc. †	3,781	165,948
Symantec Corp.	191,465	4,501,342
Synaptics, Inc. †	6,321	462,697
Synopsys, Inc. †	823	32,669
Tech Data Corp. †	2,459	144,737
Tencent Holdings, Ltd. (China)	8,600	128,020
Toshiba Corp. (Japan)	98,000	454,494
Tyler Technologies, Inc. †	2,975	262,990
Ultimate Software Group, Inc. †	2,104	297,737
Ultra Clean Holdings, Inc. †	26,693	238,902
Unisys Corp. †	7,153	167,452
United Internet AG (Germany)	10,699	454,969
VeriFone Systems, Inc. †	5,584	191,978
Verint Systems, Inc. †	3,728	207,314
VeriSign, Inc. † S	85,619	4,719,319
Western Digital Corp.	73,747	7,177,058
Xilinx, Inc.	48,200	2,041,270
XO Group, Inc. †	6,490	72,753
Yandex NV Class A (Russia) †	5,336	148,314
Yelp, Inc. †	1,752	119,574
Zynga, Inc. Class A †	20,461	55,245
		130,371,467
Transportation (1.1%)
Aegean Marine Petroleum Network, Inc. (Greece)	27,212	249,534
Alaska Air Group, Inc.	92,736	4,037,725
ANA Holdings, Inc. (Japan)	311,000	723,764
Canadian National Railway Co. (Canada)	600	42,597
Cathay Pacific Airways, Ltd. (Hong Kong)	6,000	11,052
ComfortDelgro Corp., Ltd. (Singapore)	253,000	475,256
Copa Holdings SA Class A (Panama)	112	12,016
Delta Air Lines, Inc.	10,931	395,156
Deutsche Post AG (Germany)	35,304	1,129,028
Diana Shipping, Inc. (Greece) †	12,241	109,435
East Japan Railway Co. (Japan)	600	45,000
Hankyu Hanshin Holdings, Inc. (Japan)	3,000	17,448
Hawaiian Holdings, Inc. †	18,932	254,635
Japan Airlines Co., Ltd. (Japan) UR	5,200	142,311
Kuehne & Nagel International AG (Switzerland)	294	37,091
Matson, Inc.	2,697	67,506
MTR Corp. (Hong Kong)	5,000	19,579
Nippon Express Co., Ltd. (Japan)	3,000	12,583
Quality Distribution, Inc. †	37,078	473,857
Republic Airways Holdings, Inc. †	14,782	164,228
Ryanair Holdings PLC ADR (Ireland) †	840	47,401

44     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Transportation cont.
Singapore Airlines, Ltd. (Singapore)	2,000	$15,409
SkyWest, Inc.	9,732	75,715
Southwest Airlines Co.	168,519	5,690,887
Spirit Airlines, Inc. †	5,014	346,668
StealthGas, Inc. (Greece) †	46,176	420,663
Swift Transportation Co. †	24,987	524,227
Tobu Railway Co., Ltd. (Japan)	3,000	15,108
Union Pacific Corp.	1,180	127,936
United Parcel Service, Inc. Class B	928	91,213
Universal Truckload Services, Inc.	828	20,079
West Japan Railway Co. (Japan)	500	22,342
XPO Logistics, Inc. †	7,516	283,128
Yamato Transport Co., Ltd. (Japan)	1,100	20,489
		16,121,066
Utilities and power (2.1%)
Centrica PLC (United Kingdom)	157,030	780,873
China Power New Energy Development Co., Ltd. (China) †	1,660,000	105,342
China Resources Power Holdings Co., Ltd. (China)	54,000	145,821
China Water Affairs Group, Ltd. (China)	482,000	213,909
China WindPower Group, Ltd. (China) †	1,540,000	122,336
CLP Holdings, Ltd. (Hong Kong)	2,000	16,039
CMS Energy Corp.	87,825	2,604,890
Edison International	73,600	4,115,712
Enbridge, Inc. (Canada)	873	41,789
Enel SpA (Italy)	120,792	637,321
ENI SpA (Italy)	28,094	666,958
Entergy Corp.	120,225	9,296,999
Fortum OYJ (Finland)	1,787	43,436
ITC Holdings Corp.	339	12,079
Kinder Morgan, Inc.	18,180	697,021
National Grid PLC (United Kingdom)	3,135	44,951
Origin Energy, Ltd. (Australia)	23,209	303,141
PG&E Corp.	21,664	975,747
PPL Corp.	142,016	4,663,805
Red Electrica Corporacion SA (Spain)	11,576	998,927
Snam SpA (Italy)	6,444	35,522
Southern Co. (The)	1,818	79,356
Terna SPA (Italy)	6,323	31,692
Tokyo Gas Co., Ltd. (Japan)	206,000	1,158,717
UGI Corp.	78,600	2,679,474
United Utilities Group PLC (United Kingdom)	41,630	542,735
Veolia Environnement SA (France)	17,984	315,644
		31,330,236
Total common stocks (cost $719,981,557)		$849,274,362

Dynamic Asset Allocation Balanced Fund     45

CORPORATE BONDS AND NOTES (16.0%)*	Principal amount	Value
Basic materials (0.7%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	$38,000	$39,771
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	30,000	31,769
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	40,000	40,052
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	97,027
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	859,000	1,047,980
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	44,000	45,320
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	851,000	953,557
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	147,000	154,350
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	67,000	65,241
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	190,000	202,350
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	85,000	89,131
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	58,000	61,106
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	98,000	118,225
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	110,000	105,050
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	72,000	73,080
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	220,000	215,594
E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	552,635
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	37,000	36,723
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	84,000	85,155
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)	157,000	162,299
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	49,000	53,365
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	506,000	507,819
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	173,000	179,488
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	84,000	96,810
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	44,000	44,220
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020	34,000	32,385
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	84,000	85,575
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	70,000	74,550
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	130,000	138,450
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	107,000	115,560

46     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020	$44,000	$46,420
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	290,000	285,650
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	164,000	183,270
JMC Steel Group, Inc. 144A sr. unsecured notes 8 1/4s, 2018	35,000	35,350
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	127,000	135,255
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	310,000	391,319
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	40,000	40,613
Momentive Performance Materials, Inc. company guaranty sr. notes 8 7/8s, 2020	10,000	8,975
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	28,000	31,009
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	12,000	13,229
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	135,000	143,775
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	135,000	136,350
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	110,000	117,563
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	300,000	317,458
PQ Corp. 144A sr. notes 8 3/4s, 2018	144,000	152,820
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	865,000	869,651
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)	265,000	339,354
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	228,000	244,342
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	140,000	147,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	155,000	163,525
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	100,000	106,625
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	113,000	110,458
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	60,000	68,400
Steel Dynamics, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	4,000	4,200
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	20,000	21,125
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	27,000	28,519
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	13,000	13,098
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	40,000	40,200
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	25,000	25,375
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	88,000	96,910
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	70,000	73,850

Dynamic Asset Allocation Balanced Fund     47

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Basic materials cont.
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	$23,000	$23,518
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	173,000	167,378
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	405,000	536,828
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	130,000	133,250
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	100,000	101,625
		10,858,924
Capital goods (0.5%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	317,000	330,473
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	212,000	238,500
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	95,000	92,150
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	60,000	57,450
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	57,000	54,863
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	160,000	177,200
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	240,000	267,620
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	67,000	67,084
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	125,000	136,250
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	315,000	348,469
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	865,000	977,144
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	280,000	264,600
Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	510,000	495,137
Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	25,000	6,250
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	210,000	199,500
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.6s, 2042	290,000	261,625
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2 1/4s, 2022	245,000	231,544
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	771,000	1,066,370
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	85,000	87,550
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	65,000	60,775
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	135,000	135,675
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	108,000	114,480
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	135,000	148,078
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	160,000	162,800

48     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	$310,000	$333,638
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	100,000	105,750
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	103,000	108,665
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	27,000	28,283
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	164,000	170,560
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	133,000	141,978
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	23,000	22,310
TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024	27,000	26,899
United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	823,447
Waste Management, Inc. company guaranty sr. unsec. notes 7 3/4s, 2032	370,000	527,448
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	65,000	65,000
		8,335,565
Communication services (1.6%)
Adelphia Communications Corp. escrow bonds zero %, 2015	270,000	2,363
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	165,000	192,129
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	200,000	204,488
American Tower Corp. sr. unsec. notes 7s, 2017 R	440,000	500,893
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	865,000	872,116
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	240,000	266,700
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	40,000	44,000
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	70,000	75,863
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	93,000	96,953
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	54,000	52,785
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	114,000	109,440
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	74,000	78,255
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	83,000	87,150
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	120,000	124,650
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	113,000	121,193
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	24,000	24,756
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	865,000	968,689
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	790,000	1,058,497

Dynamic Asset Allocation Balanced Fund     49

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	$110,000	$143,097
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	220,000	218,075
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	60,000	58,200
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	75,000	82,669
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	183,000	194,895
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	90,000	86,400
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)	435,000	632,480
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	115,000	117,162
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	222,000	250,860
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	174,000	187,050
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025	15,000	14,813
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	15,000	14,850
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	30,000	31,125
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	147,000	156,188
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	113,000	123,170
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	53,000	53,530
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	104,000	111,020
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	207,000	215,798
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	523,000	532,806
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	185,000	255,226
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	105,000	103,425
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	92,000	99,590
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	22,000	23,430
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	105,000	110,644
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	125,000	128,750
Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes 7 1/4s, 2022	125,000	131,250
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	50,000	33,375
Numericable Group SA 144A sr. notes 6s, 2022 (France)	400,000	403,000
Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	292,347
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)	83,000	82,378

50     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Communication services cont.
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	$635,000	$727,957
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	134,127
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	510,000	499,897
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	95,000	91,200
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	34,000	34,595
SES SA 144A company guaranty sr. unsec. notes 3.6s, 2023 (France)	253,000	254,610
Sprint Capital Corp. company guaranty 6 7/8s, 2028	497,000	474,635
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017	107,000	119,573
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	67,000	70,015
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	244,000	281,820
Sprint Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2023	223,000	236,380
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021	390,000	406,088
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	17,000	17,425
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	47,000	48,175
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	147,000	149,940
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	43,000	44,666
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	70,000	69,825
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	127,000	128,270
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	213,000	213,533
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	50,000	49,938
TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	400,000	525,594
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	490,000
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	342,000	357,078
Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	7,000	9,519
Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039	200,000	256,944
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2033	935,000	1,381,117
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	1,486,000	1,800,093
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	240,000	279,129
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,291,000	1,570,581
Verizon Communications, Inc. 144A sr. unsec. notes 2 5/8s, 2020	627,000	619,134
Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022	160,000	198,662

Dynamic Asset Allocation Balanced Fund     51

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Communication services cont.
Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030	$240,000	$314,617
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)	130,000	128,700
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	1,498,000	1,476,606
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	45,000	41,400
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	197,000	212,760
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	193,000	214,230
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	83,000	88,395
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	54,000	52,110
		23,837,861
Consumer cyclicals (2.0%)
21st Century Fox America, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	350,000	441,777
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	540,000	771,617
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	130,000	126,100
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	851,000	842,019
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	77,000	84,796
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	74,000	74,555
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	44,000	50,209
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	307,000	336,165
Beazer Homes USA, Inc. company guaranty sr. unsec. notes 8 1/8s, 2016	22,000	23,430
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	515,000	504,267
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	217,000	217,271
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	37,000	33,115
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	134,000	139,025
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	64,000	65,478
Building Materials Corp. of America 144A company guaranty sr. notes 7 1/2s, 2020	120,000	125,100
Building Materials Corp. of America 144A company guaranty sr. notes 7s, 2020	47,000	48,880
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	55,000	57,613
52     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 9s, 2020	$96,000	$73,440
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	395,000	535,253
CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	464,546
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025 ##	75,000	75,375
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	137,000	137,343
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	84,000	88,620
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	93,000	91,605
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	30,000	29,100
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	105,000	105,131
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	24,000	23,580
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	53,000	50,483
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	25,000	26,750
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	120,000	124,800
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	420,000	429,450
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	97,000	99,425
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	133,000	137,323
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	40,000	40,700
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	134,000	140,700
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	585,000	522,577
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	113,000	123,735
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	535,000	602,411
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	187,000	194,714
FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	30,000	29,325
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	60,000	62,400
Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	162,000	204,650
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	390,000	611,739
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	52,000	68,657
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	235,000	320,643
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	1,060,000	1,324,611
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	60,000	60,600

Dynamic Asset Allocation Balanced Fund     53

CORPORATE BONDS AND NOTES (16.0%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2019		$80,000	$80,800
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		135,000	130,613
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)		150,000	150,795
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018		432,000	434,160
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016		365,000	367,738
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		82,000	80,155
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		130,000	132,560
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		263,000	266,945
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		140,000	143,150
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	165,000	154,840
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$69,000	50,888
Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s, 2025 (Mexico)		545,000	657,695
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023		25,000	33,728
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	410,572
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		184,000	209,562
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		386,000	424,349
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		144,000	148,680
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		100,000	97,301
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		150,000	152,250
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		270,000	268,650
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		282,000	284,115
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		67,000	67,838
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		83,000	88,188
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		103,000	107,378
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		100,000	93,000
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		245,000	232,750
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064		515,000	502,472
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		137,000	150,358
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		53,000	55,253
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		84,000	86,520

54     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lamar Media Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	$90,000	$90,225
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	127,000	133,985
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	155,000	149,963
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	57,000	56,501
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	190,000	198,788
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	315,000	398,041
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	255,000	266,885
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	610,000	560,394
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	258,000	264,881
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	305,000	326,350
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	265,000	264,338
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	230,000	244,950
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	255,000	255,000
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	70,000	78,932
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	245,000	257,863
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	666,616	727,445
Navistar International Corp. sr. notes 8 1/4s, 2021	198,000	200,970
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	375,000	394,688
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8s, 2021	60,000	62,400
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	185,000	184,075
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	110,000	112,750
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	220,000	220,550
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	295,000	310,488
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	195,000	209,625
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	115,000	117,318
Owens Corning company guaranty sr. unsec. notes 9s, 2019	57,000	69,617
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	172,000	158,670
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	127,000	128,905
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	73,000	76,285

Dynamic Asset Allocation Balanced Fund     55

CORPORATE BONDS AND NOTES (16.0%)*cont.	Principal amount	Value
Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	$137,000	$153,440
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	75,000	84,375
QVC, Inc. company guaranty sr. notes 4.85s, 2024	195,000	199,729
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	103,000	101,455
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	23,000	23,058
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	141,000	150,165
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	150,000	162,000
Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	240,000	258,600
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	66,000	71,115
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	40,000	38,500
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	40,000	33,400
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	87,000	88,958
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	33,000	32,505
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	24,000	24,420
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	35,000	33,688
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	100,000	101,250
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	203,000	205,030
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	27,000	28,148
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	203,000	196,910
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	4,000	4,190
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	7,000	7,298
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	115,000	119,888
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	104,000	105,950
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	50,000	47,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	49,938
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	50,000	48,125
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	77,000	75,075
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	124,000	132,680
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	460,000	459,332
Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	80,000	81,586

56     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	$64,000	$68,960
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	865,000	859,582
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	97,078	97,078
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	30,000	30,525
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	170,000	171,700
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	204,000	215,730
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	844,000	1,119,343
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	50,000	56,520
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	165,000	166,984
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	65,000	67,505
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	865,000	855,575
		30,153,348
Consumer staples (1.1%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	254,000	258,965
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	69,000	88,886
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	10,000	13,018
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	560,000	536,388
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	865,000	849,356
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	620,000	940,167
Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020	325,000	366,661
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	250,000	265,000
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	40,000	44,100
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	113,000	112,153
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	270,000	268,650
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	137,000	140,768
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019	27,000	33,531
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub. notes 4.1s, 2016	253,000	263,859
Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	400,000	386,021
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	115,000	107,525
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	312,000	354,120
Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	536,000	600,485
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	30,000	29,400

Dynamic Asset Allocation Balanced Fund     57

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	$125,000	$136,875
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	103,000	112,270
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	123,000	119,003
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	24,000	23,520
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	865,000	868,135
CVS Pass-Through Trust sr. notes 6.036s, 2028	43,057	49,505
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	353,673	375,222
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	58,000	61,049
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	407,000	409,037
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	165,000	214,831
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	213,000	189,038
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	509,000	672,277
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	655,000	656,188
Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s, 2044 (Mexico)	400,000	385,975
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s, 2024 (Mexico)	515,000	505,586
Hertz Corp. (The) company guaranty sr. unsec. notes 6 1/4s, 2022	72,000	72,900
Hertz Corp. (The) company guaranty sr. unsec. notes 5 7/8s, 2020	28,000	28,420
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	207,000	205,706
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	43,000	45,795
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	65,000	68,250
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	35,000	36,750
Kerry Group Financial Services 144A company guaranty sr. unsec. notes 3.2s, 2023 (Ireland)	560,000	539,393
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	420,000	518,620
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	37,000	38,110
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	275,000	290,813
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	302,000	385,280
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	393,000	476,880
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	295,000	296,567
PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	346,000	424,963
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	859,000	856,503
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	92,000	87,170
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	143,000	140,140

58     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer staples cont.
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	$103,000	$112,270
Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	40,000	42,800
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	270,000	280,972
Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	19,000	19,238
Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	17,000	17,000
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	205,000	221,808
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	120,000	129,900
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	103,000	104,288
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	120,000	123,300
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	120,000	125,400
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	155,000	156,550
		16,283,350
Energy (1.6%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	53,000	55,915
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	40,000	42,600
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	209,000	214,225
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	195,000	114,563
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	53,000	57,841
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	175,000	213,258
Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	215,000	256,557
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	90,000	87,525
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	90,000	89,550
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	50,000	53,087
Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	254,000	254,532
Athlon Holdings LP/Athlon Finance Corp. company guaranty sr. unsec. notes 7 3/8s, 2021	130,000	141,375
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	114,000	122,265
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	77,000	73,920
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	77,000	75,075
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)	885,000	916,521
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	865,000	874,246
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	80,000	83,600

Dynamic Asset Allocation Balanced Fund     59

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Energy cont.
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024 ##	$100,000	$102,750
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020 ##	165,000	167,475
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,515,000	1,675,017
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	114,000	121,980
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	30,000	31,950
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	64,000	64,320
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	32,000	34,800
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	130,000	133,575
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	851,000	842,846
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	137,000	145,563
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	130,000	134,550
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	54,000	55,620
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	105,000	80,063
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	865,000	853,044
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	184,000	192,280
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	80,000	78,800
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	24,000	25,260
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	164,000	162,360
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	65,000	64,073
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	74,000	70,670
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	134,000	130,315
Forum Energy Technologies, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	113,000	116,108
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	98,000	96,285
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	93,000	95,558
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	295,000	307,538
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	65,000	67,763

60     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Energy cont.
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	$27,000	$27,473
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	290,000	285,650
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	175,000	233,612
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	94,000	99,640
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	30,000	29,175
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	50,000	48,125
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	70,000	96,940
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	150,000	144,375
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	184,000	197,340
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	184,000	184,920
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	204,000	201,960
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	75,000	73,125
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	244,000	238,205
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) † F	100,000	5
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	200,000	178,768
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	202,111
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)	175,000	179,375
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)	110,000	110,963
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	275,000	217,250
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	224,438
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	510,000	526,403
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	55,000	58,163
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	210,000	221,550
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	250,000	232,500
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	185,000	163,031
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	65,000	54,925
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	225,000	190,125

Dynamic Asset Allocation Balanced Fund     61

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Energy cont.
Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016	$60,000	$63,600
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	189,500
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	100,000	69,125
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)	16,000	7,936
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	131,000	98,741
Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,209,000	1,186,634
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	234,000	184,275
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	575,000	299,000
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	220,000	248,776
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	220,000	230,442
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	865,000	898,738
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	559,000	619,093
Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020	54,000	56,835
Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022	27,000	27,608
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2022	65,000	64,350
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	133,000	130,673
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	83,000	80,925
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	405,000	429,341
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	47,000	48,410
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	260,000	235,950
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	103,000	111,271
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022	65,000	63,863
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	215,000	225,750
Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)	570,000	581,688
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	929,000	1,020,807
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	47,000	48,763
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	54,000	57,105
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	21,000
Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	309,285

62     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Energy cont.
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	$235,000	$263,212
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	30,000	30,000
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	851,000	857,067
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	60,000	58,575
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	117,000	117,878
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	110,000	132,380
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	440,000	678,565
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	233,000	246,398
Williams Cos., Inc. (The) notes 8 3/4s, 2032	135,000	171,314
Williams Cos., Inc. (The) notes 7 3/4s, 2031	7,000	8,426
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	19,000	22,887
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	395,000	390,762
Williams Partners LP sr. unsec. notes 5.4s, 2044	123,000	129,441
Williams Partners LP sr. unsec. notes 4.3s, 2024	122,000	124,578
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	43,000	44,333
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	190,000	197,600
		25,080,265
Financials (5.4%)
Abbey National Treasury Services PLC of Stamford, CT company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	928,000	927,802
Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	677,115
Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	599,007
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	104,000	111,540
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015	80,000	81,600
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	137,000	170,908
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	70,000	81,550
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	217,000	250,093
Ally Financial, Inc. unsec. sub. notes 8s, 2018	77,000	87,395
American Express Co. sr. unsec. notes 7s, 2018	627,000	730,000
American Express Co. sr. unsec. notes 6.15s, 2017	379,000	426,708
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	464,000	625,240
American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	901,000	1,013,164
ARC Properties Operating Partnership LP/Clark Acquisition, LLC 144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	395,000	402,114
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	452,693
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	505,000	530,755
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	370,000	397,750

Dynamic Asset Allocation Balanced Fund     63

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	$450,000	$451,142
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	555,000	552,602
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	981,000	976,734
Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	270,854
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	851,000	876,224
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 1.969s, 2017	615,000	624,384
Bank of New York Mellon Corp. (The) 144A sr. unsec. notes Ser. MTN, 2 1/2s, 2016	20,000	20,482
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	865,000	854,815
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	877,000	872,315
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	745,000	1,013,067
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,545,000	1,475,475
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	695,000	708,031
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	240,000	279,212
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	330,000	330,678
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	190,000	188,884
BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)	1,070,000	1,067,971
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	244,680
BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s, perpetual maturity (France)	100,000	116,250
BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s, perpetual maturity (France)	446,000	450,460
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	435,000	462,714
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	310,000	319,413
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	424,827
CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	43,000	45,210
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	935,000	1,003,906
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	60,000	59,625
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	100,000	98,990
CIT Group, Inc. sr. unsec. notes 5s, 2023	63,000	62,370
CIT Group, Inc. sr. unsec. notes 5s, 2022	273,000	273,683
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	84,000	86,730
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	77,000	79,310
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	44,000	43,230
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	153,000	164,093
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	104,000	108,810

64     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	$997,000	$1,062,276
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	770,000	888,965
Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	1,183,000	1,177,963
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	77,000	58,135
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	774,000	811,729
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	104,000	105,820
Credit Agricole SA 144A jr. unsec. sub. FRN notes 7 7/8s, perpetual maturity (France)	335,000	338,350
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	631,000	663,307
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	315,000	391,421
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	981,000	1,097,808
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	150,000	145,500
Dresdner Funding Trust I 144A bonds 8.151s, 2031	125,000	147,500
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	269,000	280,766
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	194,000	203,700
EPR Properties unsec. notes 5 1/4s, 2023 R	435,000	456,885
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	245,000	239,488
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	151,000	142,318
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	445,000	465,769
GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	975,000	1,053,000
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,445,000	1,905,141
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	1,286,000	1,408,351
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	758,000	667,040
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	590,000	707,287
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,181,230
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	500,000	505,191
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	195,250
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5 1/8s, 2022	205,000	228,790
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	490,000	543,900
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	425,000	413,520
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	340,000	373,252
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	130,000	133,088
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	55,000	54,331

Dynamic Asset Allocation Balanced Fund     65

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	$185,000	$278,425
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	700,000	720,125
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	894,000	1,048,017
HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes 7.808s, 2026	385,000	389,887
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	25,000	24,438
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	237,000	243,518
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	127,000	127,000
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,130,000	2,346,226
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	33,000	35,475
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	110,000	113,850
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	344,000	346,580
Intesa Sanpaolo SpA 144A company guaranty unsec. sub. bonds 5.017s, 2024 (Italy)	250,000	243,584
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	73,000	77,198
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	45,000	43,313
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	1,073,000	1,161,523
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	862,000	869,349
JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	330,000	368,959
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	974,000	973,486
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	1,065,000	1,252,706
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	1,736,000	1,788,080
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	180,000	194,400
Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	200,000	204,591
Merrill Lynch & Co., Inc. unsec. sub. FRN notes 0.994s, 2026	125,000	112,375
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	1,270,000	1,453,698
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	300,000	384,000
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	865,000	949,046
Metropolitan Life Global Funding I 144A notes 3s, 2023	130,000	127,538
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	530,000	546,502
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	980,000	1,053,119
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	123,050
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	130,000	138,450
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	475,000	481,263
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	235,000	237,350

66     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	$105,000	$100,013
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	125,000	126,881
Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	286,380
Navient, LLC sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018	67,000	75,375
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	175,000	185,938
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	105,000	109,200
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	65,000	65,325
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	133,750
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	150,000	144,750
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	552,603
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	83,000	87,980
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	170,000	165,750
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	870,000	867,446
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	375,000	407,269
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	405,000	443,728
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	130,000	128,375
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019	70,000	74,900
Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	270,000	325,013
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	265,000	277,256
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	200,000	201,250
Prudential Holdings, LLC 144A sr. notes Ser. B, 7.245s, 2023	395,000	485,321
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	155,000	164,702
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	865,000	875,205
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	325,000	344,500
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	135,000	141,526
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	865,000	849,915
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	695,000	717,585
Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	129,000	135,827
Santander Issuances SAU 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	600,000	635,383
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)	225,000	224,791
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	350,000	351,278
Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	50,000	51,051
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	784,000	775,501

Dynamic Asset Allocation Balanced Fund     67

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
Societe Generale SA bank guaranty sr. unsec. notes 2 3/4s, 2017 (France)	$380,000	$390,552
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	340,000	341,700
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	56,000
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	387,000	392,805
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	890,000	980,344
State Street Capital Trust IV company guaranty jr. unsec. sub. FRB bonds 1.234s, 2037	475,000	408,500
Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	448,000	465,728
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4 1/4s, 2042	385,000	374,241
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	40,000	39,800
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	235,000	316,877
UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	767,000	863,542
US Bank of NA of Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	890,000	889,106
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	170,000	169,150
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)	1,900,000	1,852,500
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)	500,000	507,385
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,800,000	1,825,416
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	250,000	282,055
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	116,958
Walter Investment Management Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2021	90,000	88,650
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	851,000	867,914
Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	75,000	77,142
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	485,000	539,865
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	157,000	158,568
Weyerhaeuser Real Estate Co. 144A sr. unsec. unsub. notes 5 7/8s, 2024	150,000	149,250
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	210,000	216,558
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	422,000	453,650
		82,012,820
Health care (1.0%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	500,000	477,381
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	775,000	772,358
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	225,000	231,750
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	120,000	117,000
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	286,000	376,845

68     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.		Principal amount	Value
Health care cont.
Amgen, Inc. sr. unsec. notes 3.45s, 2020		$730,000	$756,036
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017		865,000	880,407
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)		422,000	546,923
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		865,000	973,784
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		107,000	112,083
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021		113,000	116,673
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		103,000	102,743
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		123,000	118,311
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		120,000	120,300
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		20,000	20,550
CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019		43,000	45,911
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5 1/8s, 2021		20,000	19,950
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2022		24,000	24,960
CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	534,523
ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	105,000	138,594
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$170,000	154,913
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		140,000	137,550
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		120,000	118,500
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		95,000	90,725
Envision Healthcare Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022		50,000	49,250
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019		100,000	105,270
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		197,000	193,553
HCA, Inc. sr. notes 6 1/2s, 2020		400,000	437,000
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		34,000	38,335
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		200,000	215,500
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		83,000	86,943
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		54,000	55,350
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		185,000	186,850
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		175,000	187,688
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		164,000	165,620
Johnson & Johnson sr. unsec. notes 5.15s, 2018		542,000	610,055
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		240,000	260,400
Dynamic Asset Allocation Balanced Fund     69

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Health care cont.
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	$746,000	$736,272
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	150,000	159,375
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R	444,000	451,770
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	157,000	163,673
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037	95,000	117,052
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021	37,000	40,053
Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022	123,000	124,230
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	240,000	240,600
Service Corp. International/US sr. unsec. unsub. notes 6 3/4s, 2016	322,000	338,905
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	100,000	104,750
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	70,000	68,600
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	54,000	52,650
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	82,000	78,515
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	223,000	235,823
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	130,000	137,475
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	23,000	22,828
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III, LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)	295,000	300,193
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	84,000	90,510
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	387,000	439,874
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	712,107
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	550,000	510,702
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	545,000	528,759
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	20,000	20,900
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018	53,000	54,723
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	184,000	189,060
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	80,000	84,400
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	10,000	9,963
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	127,000	129,223
		15,723,569

70     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Technology (0.7%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	$155,000	$160,813
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	200,000	202,000
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	175,000	162,224
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	335,000	337,508
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	25,000	24,968
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	67,000	58,625
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	223,000	216,310
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017	825,000	865,236
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	392,000	391,738
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	865,000	861,382
Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019	35,000	37,013
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	120,000	126,455
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	24,000	28,740
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	123,000	142,373
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	594,000	629,640
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	10,704	11,373
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	68,000	75,480
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	100,000	98,250
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	124,000	125,860
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	178,771
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	737,000	756,994
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	315,000	373,952
Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	255,000	279,571
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	850,000	780,468
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	870,000	867,181
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	53,000	56,578
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	104,000	106,600
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	81,000	94,163
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	190,000	196,650
Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	98,975
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	609,341
Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	243,726
Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	485,000	462,849
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	565,000	563,588
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	73,000	73,000

Dynamic Asset Allocation Balanced Fund     71

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Technology cont.
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	$92,000	$96,600
Xerox Corp. sr. unsec. notes 6 3/4s, 2039	79,000	96,989
Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	146,781
		10,638,765
Transportation (0.2%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	116,000	121,220
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	269,476
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	155,000	182,787
CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	480,000	451,129
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	288,221	337,219
FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022	95,000	91,384
Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes 2.35s, 2020	60,000	57,487
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	110,000	106,501
Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	163,000	171,150
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	340,000	340,000
United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	108,266	118,010
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	145,000	145,725
		2,392,088
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	67,000	76,883
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	260,000	291,850
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	164,000	183,680
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	44,000	41,855
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	174,106
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	83,547
Beaver Valley Funding Corp. sr. bonds 9s, 2017	18,000	19,077
Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016	404,000	436,831
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	260,000	252,525
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	30,000	31,650
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	24,000	24,960
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	50,000	59,680
Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	133,000	166,189
Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018	634,000	756,846
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	275,000	270,407
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	174,000	184,440
Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	592,132
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	415,000	519

72     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Utilities and power cont.
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	$255,000	$264,859
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	1,405,000	1,457,688
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	120,000	159,525
Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s, 2019 (France)	375,000	439,660
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	1,700,000	1,723,375
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	135,000	159,469
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	76,000	84,550
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	210,817
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	166,421
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	490,000	503,202
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	74,000	76,590
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	65,000	68,738
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	187,000	203,830
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	517,000	513,988
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	81,000	81,323
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	137,000	142,480
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	33,000	34,320
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	342,671
Kansas Gas and Electric Co. bonds 5.647s, 2021	49,351	52,300
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	123,000	120,951
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 4 1/4s, 2024	182,000	180,000
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	599,000	591,269
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	200,000	208,500
Kinder Morgan, Inc./DE sr. unsec. notes 7s, 2017	350,000	385,875
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	107,000	131,343
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)	200,000	268,043
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	188,107
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	400,000	520,180
Nevada Power Co. mtge. notes 7 1/8s, 2019	265,000	318,046
NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022	165,000	193,197
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	735,000	790,125
NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	450,000	430,121

Dynamic Asset Allocation Balanced Fund     73

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Utilities and power cont.
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	$170,000	$182,374
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	255,000	314,316
Potomac Edison Co. 144A sr. bonds 5.8s, 2016	456,000	487,054
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	655,000	694,870
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.4s, 2023	20,000	19,707
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	197,599
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	629,000	658,878
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	114,000	118,560
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	77,000	77,963
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	65,000	64,025
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	97,000	93,848
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	150,000	149,250
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	10,000	10,345
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	64,000	53,600
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s, 2067 (Canada)	180,000	185,850
Union Electric Co. sr. notes 6.4s, 2017	320,000	358,993
West Penn Power Co. 144A sr. bonds 5.95s, 2017	75,000	83,879
		18,409,851
Total corporate bonds and notes (cost $234,991,875)		$243,726,406

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (11.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.7%)
Government National Mortgage Association Pass-Through Certificates 3s, TBA, October 1, 2044	$26,000,000	$26,168,594
		26,168,594
U.S. Government Agency Mortgage Obligations (9.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044	590,157	644,516
4s, June 1, 2043	177,962	188,688
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, October 1, 2044	39,000,000	44,082,188
4 1/2s, TBA, October 1, 2044	1,000,000	1,078,984
4s, TBA, October 1, 2044	71,000,000	74,821,795
3 1/2s, TBA, October 1, 2029	26,000,000	27,328,439
3s, TBA, October 1, 2044	2,000,000	1,971,094
		150,115,704
Total U.S. government and agency mortgage obligations (cost $176,125,979)		$176,284,298

74     Dynamic Asset Allocation Balanced Fund

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 3.375%, May 15, 2044 [i]	$130,000	$135,866
U.S. Treasury Notes 3.500%, May 15, 2020 [i]	20,000	21,943
Total U.S. treasury obligations (cost $157,809)		$157,809

MORTGAGE-BACKED SECURITIES (3.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.4%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.175s, 2037	$196,253	$281,260
IFB Ser. 2979, Class AS, 23.71s, 2034	16,835	21,675
IFB Ser. 3072, Class SM, 23.233s, 2035	105,442	148,882
IFB Ser. 3072, Class SB, 23.087s, 2035	108,052	151,526
IFB Ser. 3249, Class PS, 21.768s, 2036	132,023	178,255
IFB Ser. 2990, Class LB, 16.553s, 2034	238,929	308,720
IFB Ser. 326, Class S2, IO, 5.796s, 2044	1,171,932	277,755
IFB Ser. 310, Class S4, IO, 5.796s, 2043	767,848	196,078
IFB Ser. 311, Class S1, IO, 5.796s, 2043	1,877,100	417,655
IFB Ser. 308, Class S1, IO, 5.796s, 2043	1,031,244	257,770
Ser. 3391, PO, zero %, 2037	15,543	13,202
Ser. 3206, Class EO, PO, zero %, 2036	11,031	9,729
FRB Ser. 3117, Class AF, zero %, 2036	9,380	7,762
FRB Ser. 3326, Class WF, zero %, 2035	4,884	3,758
FRB Ser. 3036, Class AS, zero %, 2035	3,275	3,183
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.973s, 2036	74,647	138,234
IFB Ser. 05-45, Class DA, 23.854s, 2035	468,381	688,095
IFB Ser. 07-53, Class SP, 23.634s, 2037	153,995	224,812
IFB Ser. 05-75, Class GS, 19.787s, 2035	91,831	121,068
IFB Ser. 05-106, Class JC, 19.645s, 2035	77,318	113,152
IFB Ser. 05-83, Class QP, 16.992s, 2034	43,730	55,342
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,757,610	391,068
Ser. 07-14, Class KO, PO, zero %, 2037	55,979	48,862
Ser. 06-125, Class OX, PO, zero %, 2037	4,683	4,194
Ser. 06-84, Class OT, PO, zero %, 2036	6,565	5,829
Ser. 06-46, Class OC, PO, zero %, 2036	11,869	10,375
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.997s, 2042	1,800,571	298,643
Ser. 10-9, Class UI, IO, 5s, 2040	1,314,421	295,113
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	68,552	12,353
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	275,154	59,971
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,003,437	284,328
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,097,071	114,983
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,313,879	129,785
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	2,912,087	390,307
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	4,750,809	618,745
Ser. 06-36, Class OD, PO, zero %, 2036	7,075	6,203
		6,288,672

Dynamic Asset Allocation Balanced Fund     75

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities (2.3%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-3, Class A3, 5.79s, 2049	$665,484	$667,301
FRB Ser. 07-2, Class A2, 5.634s, 2049	40,390	40,491
Ser. 06-6, Class AJ, 5.421s, 2045	777,000	799,443
Ser. 06-5, Class A3, 5.39s, 2047	499,000	503,366
Ser. 05-4, Class B, 5.118s, 2045	371,000	374,710
Ser. 05-3, Class A3A, 4.621s, 2043	284,185	284,185
Ser. 07-1, Class XW, IO, 0.493s, 2049	5,678,006	54,418
Banc of America Commercial Mortgage Trust 144A Ser. 07-5, Class XW, IO, 0.529s, 2051	14,315,152	135,922
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.576s, 2041	338,000	338,845
Ser. 04-4, Class XC, IO, 0.698s, 2042	1,493,654	3,471
Ser. 04-5, Class XC, IO, 0.618s, 2041	1,620,101	6,944
Ser. 02-PB2, Class XC, IO, 0.416s, 2035	788,167	398
Bear Stearns Commercial Mortgage Securities Trust Ser. 04-PR3I, Class X1, IO, 0.724s, 2041	338,939	949
Bear Stearns Commercial Mortgage Securities Trust 144A Ser. 06-PW14, Class X1, IO, 0.832s, 2038	8,841,685	126,171
Citigroup Commercial Mortgage Trust
FRB Ser. 05-C3, Class AJ, 4.96s, 2043	284,000	284,321
Ser. 14-GC23, Class XA, IO, 1.304s, 2047	4,152,743	335,583
Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO, 0.735s, 2049	67,642,224	773,151
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.552s, 2049	38,806,292	282,122
Ser. 07-CD4, Class XW, IO, 0.552s, 2049	6,865,897	57,262
Ser. 07-CD5, Class XS, IO, 0.077s, 2044	2,522,015	11,403
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	548,000	584,343
FRB Ser. 05-LP5, Class D, 5.254s, 2043	735,000	749,165
FRB Ser. 14-CR18, Class C, 4.898s, 2047	954,000	966,598
Ser. 14-CR16, Class XA, IO, 1.442s, 2047	2,925,870	225,373
Ser. 14-LC17, Class XA, IO, 1.043s, 2047	4,936,000	307,729
Ser. 06-C8, Class XS, IO, 0.706s, 2046	31,808,261	300,983
COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class E, 3.719s, 2046	456,000	336,980
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049	160,000	147,182
Credit Suisse Commercial Mortgage Trust 144A Ser. 07-C2, Class AX, IO, 0.22s, 2049	39,909,559	139,683
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	237,939	257,569
Ser. 03-C3, Class AX, IO, 1.772s, 2038	309,424	13
Ser. 02-CP3, Class AX, IO, 1.471s, 2035	295,519	1,789
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	279,825	281,268
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.003s, 2020	688,420	10,595
First Union National Bank-Bank of America Commercial Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	147,714	1,080

76     Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.5%)*cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
GE Business Loan Trust 144A Ser. 04-2, Class D, 2.904s, 2032 F	$33,153	$27,849
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B, 4.846s, 2048	594,000	605,970
GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.381s, 2049	51,399,085	266,247
Ser. 05-C3, Class XC, IO, 0.282s, 2045	138,274,654	126,725
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 05-C1, Class X1, IO, 0.765s, 2043	7,862,831	17,369
Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042	301,000	302,749
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	1,737,000	1,737,834
Ser. 13-GC10, Class XA, IO, 1.888s, 2046	4,830,962	483,579
FRB Ser. 14-GC24, Class XA, 0.904s, 2047	5,486,000	337,514
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.726s, 2044	442,000	472,732
Ser. 06-GG6, Class XC, IO, 0.142s, 2038	18,491,404	9,283
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	241,000	246,512
FRB Ser. 07-LD12, Class A3, 6 1/8s, 2051	110,481	110,757
Ser. 06-LDP8, Class B, 5.52s, 2045	280,000	281,523
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045	930,000	959,211
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	326,000	328,696
FRB Ser. 13-C10, Class C, 4.298s, 2047	700,000	704,373
Ser. 06-LDP8, Class X, IO, 0.723s, 2045	10,824,797	96,525
Ser. 07-LDPX, Class X, IO, 0.487s, 2049	20,377,696	260,936
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.379s, 2051	298,000	280,403
FRB Ser. 12-C6, Class E, 5.381s, 2045	163,000	166,377
FRB Ser. 12-C8, Class D, 4.822s, 2045	528,000	541,202
FRB Ser. 12-LC9, Class D, 4.573s, 2047	350,000	352,663
Ser. 05-CB12, Class X1, IO, 0.501s, 2037	7,019,039	14,010
Ser. 06-LDP6, Class X1, IO, 0.249s, 2043	18,643,861	33,261
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	78,213	82,515
Ser. 98-C4, Class G, 5.6s, 2035	2,420	2,418
Ser. 98-C4, Class H, 5.6s, 2035	223,000	230,898
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.32s, 2041	486,000	535,139
Ser. 06-C7, Class A2, 5.3s, 2038	462,723	470,959
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	322,000	332,364
Ser. 04-C6, Class E, 5.177s, 2036	125,805	125,740
Ser. 07-C2, Class XW, IO, 0.739s, 2040	2,595,749	33,179
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C4, Class H, 6.702s, 2036	500,000	498,600
Ser. 06-C7, Class XCL, IO, 0.849s, 2038	13,600,530	165,478
Ser. 06-C7, Class XW, IO, 0.849s, 2038	7,230,374	87,972
Ser. 05-C2, Class XCL, IO, 0.473s, 2040	16,524,856	18,987
Ser. 05-C7, Class XCL, IO, 0.37s, 2040	22,190,166	36,569

Dynamic Asset Allocation Balanced Fund     77

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	$6,437	$1
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 6.028s, 2050	118,109	118,283
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.046s, 2039	930,180	1,803
Ser. 05-MCP1, Class XC, IO, 0.765s, 2043	9,361,014	20,014
Mezz Cap Commercial Mortgage Trust 144A
Ser. 05-C3, Class X, IO, 6.527s, 2044	430,657	23,643
Ser. 06-C4, Class X, IO, 6.465s, 2045	1,503,327	150,483
Ser. 07-C5, Class X, IO, 5.939s, 2049	286,679	15,509
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.565s, 2046	488,000	494,100
Ser. 14-C17, Class XA, IO, 1.448s, 2047	2,017,743	164,063
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 13-C11, Class D, 4.565s, 2046	1,400,000	1,306,060
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.773s, 2049	182,458	182,686
FRB Ser. 07-HQ12, Class A2FX, 5.773s, 2049	120,499	120,446
Ser. 07-IQ14, Class A2, 5.61s, 2049	310,608	311,401
Ser. 07-HQ11, Class C, 5.558s, 2044	352,000	350,068
Ser. 06-HQ10, Class AJ, 5.389s, 2041	258,000	260,234
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.356s, 2049	287,000	295,002
Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	727,483	727,840
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	412,631	103,158
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	326,000	344,905
Ser. 12-C4, Class XA, IO, 2.009s, 2045	3,579,988	376,167
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.53s, 2048	57,182,182	438,587
Ser. 07-C34, IO, 0.465s, 2046	8,452,974	68,723
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.548s, 2042	480,000	479,981
Ser. 05-C18, Class XC, IO, 0.479s, 2042	14,772,719	37,966
Ser. 06-C26, Class XC, IO, 0.185s, 2045	11,359,827	14,200
Wells Fargo Commercial Mortgage Trust Ser. 14-LC16, Class XA, IO, 1.655s, 2050	3,796,504	345,254
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.438s, 2046	976,000	886,180
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C19, Class C, 4.646s, 2047	1,125,000	1,132,425
Ser. 13-C14, Class XA, IO, 1.055s, 2046	8,112,422	448,049
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.823s, 2044	263,000	279,971
FRB Ser. 11-C2, Class D, 5.647s, 2044	2,001,000	2,121,440
FRB Ser. 12-C8, Class E, 5.039s, 2045	448,000	449,960
FRB Ser. 12-C7, Class E, 5.001s, 2045	363,000	363,567

78     Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 4.787s, 2046	$664,000	$632,958
Ser. 14-C19, Class D, 4.234s, 2047	215,000	197,195
Ser. 12-C10, Class XA, IO, 1.952s, 2045	3,507,493	356,291
Ser. 13-C12, Class XA, IO, 1.643s, 2048	7,024,627	588,846
		34,983,383
Residential mortgage-backed securities (non-agency) (0.8%)
Barclays Capital, LLC Trust FRB Ser. 12-RR10, Class 9A2, 2.664s, 2035	170,000	158,967
Barclays Capital, LLC Trust 144A
FRB Ser. 14-RR2, Class 2A1, 3 1/2s, 2036	1,165,700	1,152,877
FRB Ser. 14-RR1, Class 2A2, 2.374s, 2036	472,304	398,530
Bear Stearns Alt-A Trust FRB Ser. 05-8, Class 11A1, 0.695s, 2035	327,771	292,339
Countrywide Alternative Loan Trust
Ser. 05-28CB, Class 2A7, 5 3/4s, 2035	2,035,537	1,893,049
FRB Ser. 05-27, Class 2A1, 1.467s, 2035	471,376	381,815
FRB Ser. 05-51, Class 1A1, 0.474s, 2035	1,042,748	876,534
FRB Ser. 07-OA10, Class 2A1, 0.405s, 2047	573,582	478,941
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 13-5R, Class 1A6, 0.405s, 2036	650,000	533,000
Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1, 0.917s, 2046	656,694	446,552
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.187s, 2046	1,619,747	1,465,871
FRB Ser. 06-AR3, Class A1B, 1.117s, 2046	660,370	540,183
FRB Ser. 05-AR13, Class A1C3, 0.645s, 2045	595,040	526,610
FRB Ser. 05-AR9, Class A1C3, 0.635s, 2045	631,205	577,552
FRB Ser. 05-AR13, Class A1B3, 0.515s, 2045	550,459	491,285
FRB Ser. 05-AR15, Class A1B3, 0.495s, 2045	901,830	791,806
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.315s, 2047	725,000	551,000
		11,556,911
Total mortgage-backed securities (cost $48,843,273)		$52,828,966

ASSET-BACKED SECURITIES (1.7%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-3, Class A, 1.056s, 2016	$16,127,000	$16,127,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.054s, 2016	10,170,000	10,170,000
Total asset-backed securities (cost $26,297,000)		$26,297,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)*	Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †	$539,785	$450,720
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	115,000	102,350
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)	2,721,000	2,530,530
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)	1,152,475	914,489

Dynamic Asset Allocation Balanced Fund     79

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)* cont.		Principal amount	Value
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		$1,770,774	$1,518,439
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		470,000	499,986
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	5,212	1,973,369
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		$200,000	213,000
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		200,000	212,000
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		175,000	140,910
Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		475,000	457,781
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		360,000	332,780
Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		200,000	194,650
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		91,700	102,819
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)		790,000	795,925
Total foreign government and agency bonds and notes (cost $10,950,054)			$10,439,748

SENIOR LOANS (0.2%)*[c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	$1,232,688	$1,120,865
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	94,763	89,639
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	354,113	334,990
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	32,975	32,621
First Data Corp. bank term loan FRN 4.155s, 2021	68,903	67,848
First Data Corp. bank term loan FRN Ser. B, 3.655s, 2018	647,458	634,239
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	207,975	204,133
Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 4s, 2018	170,218	168,481
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	722,336	534,528
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	7,413	5,486
Total senior loans (cost $3,378,084)		$3,192,830

INVESTMENT COMPANIES (0.1%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	12,243	$177,034
iShares MSCI EAFE ETF	2,351	150,746
iShares Russell 2000 Value ETF	7,866	735,943
Market Vectors Vietnam ETF (Vietnam)	9,200	201,480
SPDR S&P 500 ETF Trust	801	157,813
Total investment companies (cost $1,404,956)		$1,423,016

80     Dynamic Asset Allocation Balanced Fund

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	554	$554,519
GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	5,340	142,097
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	22,450	491,880
M/I Homes, Inc. Ser. A, $2.438 pfd.	4,703	120,632
Total preferred stocks (cost $1,076,703)		$1,309,128

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	7,508	$165,410
United Technologies Corp. $3.75 cv. pfd.	2,600	153,114
Total convertible preferred stocks (cost $267,227)		$318,524

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$62,000	$78,198
Jazz Technologies, Inc. 144A cv. company guaranty unsec. notes 8s, 2018	111,000	130,356
Total convertible bonds and notes (cost $163,724)		$208,554

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value
IL State G.O. Bonds, 4.421s, 1/1/15	$105,000	$105,968
Total municipal bonds and notes (cost $105,000)		$105,968

PURCHASED OPTIONS OUTSTANDING (—%)*	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Nov-14/$39.00	$38,258	$19,129
SPDR S&P 500 ETF Trust (Put)	Nov-14/185.00	20,430	26,968
Total purchased options outstanding (cost $46,097)			$46,097

WARRANTS (—%)*†	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	50,760	$—
Total warrants (cost $10,152)				$—

SHORT-TERM INVESTMENTS (21.9%)*	Principal amount/shares	Value
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.04%, January 14, 2015	$15,250,000	$15,249,207
Putnam Cash Collateral Pool, LLC 0.16% [d]	Shares 6,702,753	6,702,753
Putnam Money Market Liquidity Fund 0.06% L	Shares 14,564,993	14,564,993
Putnam Short Term Investment Fund 0.06% L	Shares 282,681,656	282,681,656
SSgA Prime Money Market Fund 0.01% P	Shares 1,310,000	1,310,000
U.S. Treasury Bills with effective yields ranging from 0.09% to 0.13%, October 16, 2014 # §	$5,150,000	5,149,763
U.S. Treasury Bills with an effective yield of 0.02%, October 23, 2014 # §	9,413,000	9,412,879
Total short-term investments (cost $335,070,046)		$335,071,251

TOTAL INVESTMENTS
Total investments (cost $1,558,869,536)	$1,700,683,957

Dynamic Asset Allocation Balanced Fund     81

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,526,985,939.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $273,051, or less than 0.1% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

82     Dynamic Asset Allocation Balanced Fund

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
UR

At the reporting period end, 1,400 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $385,301,307 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $262,116,482)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	12/17/14	$1,648,424	$1,678,987	$(30,563)
	British Pound	Sell	12/17/14	1,648,424	1,660,133	11,709
	Euro	Sell	12/17/14	546,566	609,950	63,384
	Swiss Franc	Sell	12/17/14	1,405,034	1,459,749	54,715
Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	409,293	483,498	(74,205)
	British Pound	Sell	12/17/14	3,007,664	3,033,418	25,754
	Canadian Dollar	Sell	10/15/14	754,246	780,635	26,389
	Chinese Yuan (Offshore)	Buy	11/19/14	1,504,839	1,502,562	2,277
	Czech Koruna	Sell	12/17/14	714,333	738,442	24,109
	Euro	Sell	12/17/14	6,157,931	6,399,825	241,894
	Hong Kong Dollar	Sell	11/19/14	1,205,637	1,208,265	2,628
	Japanese Yen	Buy	11/19/14	287,354	306,833	(19,479)
	Japanese Yen	Sell	11/19/14	287,354	303,432	16,078
	Mexican Peso	Sell	10/15/14	1,515,761	1,530,113	14,352
	New Zealand Dollar	Buy	10/15/14	15,125	48,763	(33,638)
	Norwegian Krone	Buy	12/17/14	1,775,930	1,838,555	(62,625)
	Norwegian Krone	Sell	12/17/14	1,775,930	1,791,090	15,160
	Singapore Dollar	Sell	11/19/14	763,563	780,715	17,152

Dynamic Asset Allocation Balanced Fund     83

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $262,116,482) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	South African Rand	Buy	10/15/14	$1,715,207	$1,806,569	$(91,362)
	South African Rand	Sell	10/15/14	1,715,207	1,770,289	55,082
	Swedish Krona	Buy	12/17/14	860,713	837,689	23,024
	Swiss Franc	Sell	12/17/14	1,314,573	1,366,018	51,445
	Turkish Lira	Sell	12/17/14	1,478,638	1,510,489	31,851
Citibank, N.A.
	Australian Dollar	Buy	10/15/14	2,789,299	2,962,375	(173,076)
	Brazilian Real	Buy	10/2/14	7,012,399	7,410,092	(397,693)
	Brazilian Real	Sell	10/2/14	7,012,399	7,310,173	297,774
	Brazilian Real	Buy	1/5/15	3,204,806	3,218,943	(14,137)
	Chilean Peso	Buy	10/15/14	851,285	893,942	(42,657)
	Chilean Peso	Sell	10/15/14	851,285	908,698	57,413
	Danish Krone	Sell	12/17/14	1,340,107	1,394,586	54,479
	Euro	Sell	12/17/14	3,602,152	3,789,730	187,578
	Japanese Yen	Sell	11/19/14	1,398,177	1,507,780	109,603
	Mexican Peso	Buy	10/15/14	987,533	1,018,474	(30,941)
	Mexican Peso	Sell	10/15/14	987,533	1,012,416	24,883
	New Zealand Dollar	Sell	10/15/14	984,141	1,116,036	131,895
	Norwegian Krone	Buy	12/17/14	1,743,037	1,805,212	(62,175)
	Norwegian Krone	Sell	12/17/14	1,743,037	1,754,065	11,028
	Swiss Franc	Sell	12/17/14	1,381,030	1,435,201	54,171
Credit Suisse International
	Australian Dollar	Buy	10/15/14	1,373,437	1,486,002	(112,565)
	British Pound	Sell	12/17/14	2,753,799	2,821,148	67,349
	Canadian Dollar	Sell	10/15/14	1,724,859	1,827,255	102,396
	Euro	Sell	12/17/14	3,157,064	3,327,182	170,118
	Indian Rupee	Sell	11/19/14	112,391	113,000	609
	Japanese Yen	Sell	11/19/14	6,493,440	6,951,455	458,015
	Mexican Peso	Buy	10/15/14	874,647	896,827	(22,180)
	Mexican Peso	Sell	10/15/14	874,647	899,215	24,568
	New Zealand Dollar	Sell	10/15/14	1,116,913	1,172,446	55,533
	Norwegian Krone	Sell	12/17/14	1,349,524	1,382,562	33,038
	Singapore Dollar	Buy	11/19/14	116,090	118,707	(2,617)
	Singapore Dollar	Sell	11/19/14	116,090	118,674	2,584
	Swedish Krona	Buy	12/17/14	2,283,359	2,319,535	(36,176)
	Swedish Krona	Sell	12/17/14	2,283,359	2,344,002	60,643
	Swiss Franc	Sell	12/17/14	7,225,904	7,507,869	281,965
	Turkish Lira	Sell	12/17/14	1,477,001	1,509,235	32,234
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	1,634,723	1,691,606	(56,883)
	Euro	Sell	12/17/14	10,651,270	11,047,443	396,173
	Japanese Yen	Sell	11/19/14	658,373	703,089	44,716
	New Zealand Dollar	Buy	10/15/14	2,593,786	2,893,505	(299,719)
84     Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $262,116,482) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG cont.
	New Zealand Dollar	Sell	10/15/14	$2,593,786	$2,826,698	$232,912
	Norwegian Krone	Sell	12/17/14	378,502	429,961	51,459
	Swedish Krona	Buy	12/17/14	1,379,514	1,385,155	(5,641)
	Swedish Krona	Sell	12/17/14	1,379,514	1,419,096	39,582
	Swiss Franc	Sell	12/17/14	1,426,208	1,482,143	55,935
Goldman Sachs International
	Australian Dollar	Buy	10/15/14	1,387,258	1,451,550	(64,292)
	Canadian Dollar	Sell	10/15/14	1,394,329	1,438,512	44,183
	Euro	Sell	12/17/14	3,241,356	3,428,633	187,277
	Japanese Yen	Sell	11/19/14	2,650,304	2,856,157	205,853
	Norwegian Krone	Buy	12/17/14	1,517,143	1,523,091	(5,948)
	Norwegian Krone	Sell	12/17/14	1,517,143	1,533,257	16,114
	Swedish Krona	Buy	12/17/14	761,900	768,417	(6,517)
	Swedish Krona	Sell	12/17/14	761,900	762,406	506
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/15/14	359,870	344,266	(15,604)
	British Pound	Sell	12/17/14	10,692	10,884	192
	Canadian Dollar	Sell	10/15/14	2,242,835	2,283,031	40,196
	Euro	Buy	12/17/14	1,475,790	1,533,450	(57,660)
	Euro	Sell	12/17/14	1,475,790	1,492,110	16,320
	Japanese Yen	Buy	11/19/14	259,625	274,165	(14,540)
	Japanese Yen	Sell	11/19/14	259,625	277,270	17,645
	Swedish Krona	Sell	12/17/14	508,810	574,318	65,508
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	2,312,650	2,454,211	(141,561)
	Brazilian Real	Buy	10/2/14	4,645,940	4,879,850	(233,910)
	Brazilian Real	Sell	10/2/14	4,645,940	4,775,502	129,562
	Brazilian Real	Buy	1/5/15	3,205,682	3,222,623	(16,941)
	British Pound	Buy	12/17/14	1,977,298	2,010,896	(33,598)
	British Pound	Sell	12/17/14	1,977,298	1,997,504	20,206
	Canadian Dollar	Sell	10/15/14	1,819,831	1,920,240	100,409
	Czech Koruna	Sell	12/17/14	714,333	738,597	24,264
	Euro	Sell	12/17/14	9,839,951	10,227,396	387,445
	Hungarian Forint	Buy	12/17/14	924,249	929,831	(5,582)
	Hungarian Forint	Sell	12/17/14	924,249	949,510	25,261
	Indian Rupee	Sell	11/19/14	57,529	57,823	294
	Japanese Yen	Sell	11/19/14	1,223,324	1,357,870	134,546
	Mexican Peso	Sell	10/15/14	1,840,524	1,873,121	32,597
	New Taiwan Dollar	Sell	11/19/14	1,443,873	1,465,719	21,846
	New Zealand Dollar	Sell	10/15/14	1,377,391	1,513,330	135,939
	Norwegian Krone	Buy	12/17/14	247,285	292,275	(44,990)
	Singapore Dollar	Buy	11/19/14	543,453	555,558	(12,105)

Dynamic Asset Allocation Balanced Fund     85

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $262,116,482) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Singapore Dollar	Sell	11/19/14	$543,453	$555,616	$12,163
	Swedish Krona	Sell	12/17/14	265,504	273,168	7,664
	Swiss Franc	Sell	12/17/14	2,836,588	2,947,564	110,976
Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/17/14	764,674	769,313	(4,639)
	British Pound	Sell	12/17/14	764,674	770,073	5,399
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/15/14	725,251	755,435	(30,184)
	Brazilian Real	Buy	10/2/14	6,905,321	7,324,333	(419,012)
	Brazilian Real	Sell	10/2/14	6,905,321	7,251,226	345,905
	Brazilian Real	Buy	1/5/15	2,721,593	2,740,035	(18,442)
	British Pound	Buy	12/17/14	947,094	964,415	(17,321)
	British Pound	Sell	12/17/14	947,094	961,976	14,882
	Canadian Dollar	Sell	10/15/14	1,535,092	1,600,125	65,033
	Chilean Peso	Buy	10/15/14	39,825	41,281	(1,456)
	Chilean Peso	Sell	10/15/14	39,825	42,632	2,807
	Euro	Buy	12/17/14	773,406	784,008	(10,602)
	Japanese Yen	Sell	11/19/14	1,313,648	1,402,876	89,228
	New Taiwan Dollar	Buy	11/19/14	26,082	26,495	(413)
	New Zealand Dollar	Sell	10/15/14	636,342	779,543	143,201
	Norwegian Krone	Buy	12/17/14	2,390,634	2,515,218	(124,584)
	Singapore Dollar	Buy	11/19/14	215,876	220,739	(4,863)
	Singapore Dollar	Sell	11/19/14	215,876	220,681	4,805
	Swedish Krona	Sell	12/17/14	1,730,641	1,808,173	77,532
	Swiss Franc	Sell	12/17/14	3,620,971	3,736,813	115,842
UBS AG
	Australian Dollar	Sell	10/15/14	2,766,380	2,977,861	211,481
	British Pound	Sell	12/17/14	7,144,681	7,275,532	130,851
	Canadian Dollar	Sell	10/15/14	1,879,636	1,971,483	91,847
	Japanese Yen	Sell	11/19/14	1,274,535	1,360,830	86,295
WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	1,504,648	1,595,471	(90,823)
	Australian Dollar	Sell	10/15/14	1,504,648	1,538,953	34,305
	Canadian Dollar	Sell	10/15/14	1,500,549	1,532,082	31,533
	Euro	Sell	12/17/14	7,310,206	7,621,872	311,666
	Japanese Yen	Sell	11/19/14	5,061,264	5,411,886	350,622
	New Zealand Dollar	Sell	10/15/14	868,687	907,849	39,162
Total						$4,661,099

86     Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index Mini (Short)	170	$15,637,450	Dec-14	$435,710
Russell 2000 Index Mini (Long)	395	43,315,700	Dec-14	(2,472,933)
Russell 2000 Index Mini (Short)	67	7,347,220	Dec-14	419,286
S&P 500 Index (Long)	10	4,913,750	Dec-14	(58,513)
S&P 500 Index E-Mini (Long)	873	85,794,075	Dec-14	(946,769)
S&P 500 Index E-Mini (Short)	652	64,075,300	Dec-14	704,486
S&P Mid Cap 400 Index E-Mini (Long)	86	11,742,440	Dec-14	(501,424)
S&P Mid Cap 400 Index E-Mini (Short)	79	10,786,660	Dec-14	463,986
SPI 200 Index (Long)	256	29,603,402	Dec-14	25,161
Tokyo Price Index (Short)	81	9,796,809	Dec-14	51,366
U.S. Treasury Bond 30 yr (Long)	135	18,617,344	Dec-14	(158,092)
U.S. Treasury Bond 30 yr (Short)	32	4,413,000	Dec-14	38,025
U.S. Treasury Bond Ultra 30 yr (Long)	67	10,217,500	Dec-14	(79,690)
U.S. Treasury Bond Ultra 30 yr (Short)	2	305,000	Dec-14	(2,832)
U.S. Treasury Note 2 yr (Long)	201	43,987,594	Dec-14	(5,538)
U.S. Treasury Note 2 yr (Short)	151	33,045,406	Dec-14	2,104
U.S. Treasury Note 5 yr (Long)	501	59,247,164	Dec-14	(153,608)
U.S. Treasury Note 5 yr (Short)	56	6,622,438	Dec-14	17,394
U.S. Treasury Note 10 yr (Long)	285	35,522,578	Dec-14	(164,463)
U.S. Treasury Note 10 yr (Short)	10	1,246,406	Dec-14	7,950
Total				$(2,378,394)

WRITTEN OPTIONS OUTSTANDING at 9/30/14 (premiums $30,782)
	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Nov-14/$38.00	$38,258	$13,008
SPDR S&P 500 ETF Trust (Put)	Nov-14/180.00	20,430	17,774
Total			$30,782

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$117,439,000 E	$(11,226)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$5,757
55,726,000 E	144,609	12/17/19	3 month USD-LIBOR-BBA	2.25%	(5,151)
34,428,000 E	212,393	12/17/24	3 month USD-LIBOR-BBA	3.00%	(40,997)
6,112,000 E	(129,942)	12/17/44	3 month USD-LIBOR-BBA	3.50%	24,423
Total		$215,834	$(15,968)
E Extended effective date.

Dynamic Asset Allocation Balanced Fund     87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$85,723	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(196)
3,774,848	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(9,799)
239,186	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(621)
7,993	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	7
29,894	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	86
68,760	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	186
529,997	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,792
1,124,431	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,217
676,025	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,934
115,761	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	313
375,715	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,016
272,430	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	737
462,078	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,975)
78,243	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(412)
70,524	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(298)
35,219	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(149)

88     Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$35,219	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(149)
	70,697	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(298)
	183,673	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(775)
	70,697	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(298)
	65,766	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	188
	73,980	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(316)
	141,135	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(595)
	287,407	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(1,247)
Citibank, N.A.
	519,724	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,487
	508,193	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,454
baskets	520	—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	177,806
units	11,049	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	1,302,195
Credit Suisse International
	$2,974,453	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	10,984
	916,880	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,380)

Dynamic Asset Allocation Balanced Fund     89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$164,995	$—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	$30
25,085	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	23
212,942	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(486)
212,942	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(486)
2,364,701	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,139)
1,072,660	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,778)
40,051	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(171)
48,045	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(205)
619,431	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,608)
886,486	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,790)
Total	$—	$1,469,284

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$1,504	$22,000	5/11/63	300 bp	$1,431
CMBX NA BBB– Index	BBB–/P	2,953	49,000	5/11/63	300 bp	2,791
CMBX NA BBB– Index	BBB–/P	6,050	98,000	5/11/63	300 bp	5,727
CMBX NA BBB– Index	BBB–/P	5,757	101,000	5/11/63	300 bp	5,424

90     Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	$8,647	$78,000	5/11/63	300 bp	$8,390
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	230	12,000	5/11/63	300 bp	190
CMBX NA BBB– Index	BBB–/P	388	50,000	5/11/63	300 bp	223
CMBX NA BBB– Index	BBB–/P	708	61,000	5/11/63	300 bp	507
CMBX NA BBB– Index	BBB–/P	5,492	69,000	5/11/63	300 bp	5,264
CMBX NA BBB– Index	BBB–/P	9,717	86,000	5/11/63	300 bp	9,433
CMBX NA BBB– Index	BBB–/P	7,022	88,000	5/11/63	300 bp	6,732
CMBX NA BBB– Index	BBB–/P	6,891	89,000	5/11/63	300 bp	6,597
CMBX NA BBB– Index	BBB–/P	5,855	89,000	5/11/63	300 bp	5,561
CMBX NA BBB– Index	BBB–/P	1,367	89,000	5/11/63	300 bp	1,074
CMBX NA BBB– Index	BBB–/P	2,738	90,000	5/11/63	300 bp	2,441
CMBX NA BBB– Index	BBB–/P	1,586	90,000	5/11/63	300 bp	1,289
CMBX NA BBB– Index	BBB–/P	7,212	99,000	5/11/63	300 bp	6,885
CMBX NA BBB– Index	BBB–/P	11,036	144,000	5/11/63	300 bp	10,561
CMBX NA BBB– Index	BBB–/P	7,551	184,000	5/11/63	300 bp	6,944
CMBX NA BB Index	—	(596)	114,000	5/11/63	(500 bp)	(508)
CMBX NA BB Index	—	2,429	92,000	5/11/63	(500 bp)	2,500
CMBX NA BB Index	—	1,361	88,000	5/11/63	(500 bp)	1,428
CMBX NA BB Index	—	(1,467)	84,000	5/11/63	(500 bp)	(1,403)
CMBX NA BB Index	—	837	81,000	5/11/63	(500 bp)	899
CMBX NA BB Index	—	880	44,000	5/11/63	(500 bp)	914
CMBX NA BB Index	—	(292)	38,000	5/11/63	(500 bp)	(263)
CMBX NA BB Index	—	(364)	38,000	5/11/63	(500 bp)	(335)
CMBX NA BB Index	—	(347)	38,000	5/11/63	(500 bp)	(317)
CMBX NA BB Index	—	(1,610)	83,000	5/11/63	(500 bp)	(1,546)
CMBX NA BBB– Index	BBB–/P	(132)	39,000	5/11/63	300 bp	(261)
CMBX NA BBB– Index	BBB–/P	(271)	45,000	5/11/63	300 bp	(420)

Dynamic Asset Allocation Balanced Fund     91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(429)	$45,000	5/11/63	300 bp	$(578)
CMBX NA BBB– Index	BBB–/P	480	79,000	5/11/63	300 bp	219
CMBX NA BBB– Index	BBB–/P	3,924	82,000	5/11/63	300 bp	3,654
CMBX NA BBB– Index	BBB–/P	(902)	90,000	5/11/63	300 bp	(1,199)
CMBX NA BBB– Index	BBB–/P	(300)	90,000	5/11/63	300 bp	(597)
CMBX NA BBB– Index	BBB–/P	(301)	90,000	5/11/63	300 bp	(598)
CMBX NA BBB– Index	BBB–/P	243	90,000	5/11/63	300 bp	(54)
CMBX NA BBB– Index	BBB–/P	(852)	91,000	5/11/63	300 bp	(1,152)
CMBX NA BBB– Index	BBB–/P	67	97,000	5/11/63	300 bp	(253)
CMBX NA BBB– Index	BBB–/P	336	97,000	5/11/63	300 bp	16
CMBX NA BBB– Index	BBB–/P	(1,770)	98,000	5/11/63	300 bp	(2,094)
CMBX NA BBB– Index	BBB–/P	2,356	99,000	5/11/63	300 bp	2,029
CMBX NA BBB– Index	BBB–/P	505	109,000	5/11/63	300 bp	109
CMBX NA BBB– Index	BBB–/P	12,467	117,000	5/11/63	300 bp	12,081
CMBX NA BBB– Index	BBB–/P	(1,356)	135,000	5/11/63	300 bp	(1,802)
CMBX NA BBB– Index	BBB–/P	(3,775)	195,000	5/11/63	300 bp	(4,419)
CMBX NA BBB– Index	BBB–/P	150	225,000	5/11/63	300 bp	(593)
CMBX NA BBB– Index	—	(5,311)	94,000	1/17/47	(300 bp)	(2,773)
CMBX NA BBB– Index	—	(4,365)	93,000	1/17/47	(300 bp)	(1,854)
Goldman Sachs International
CMBX NA BB Index	—	(1,113)	105,000	5/11/63	(500 bp)	(1,033)
CMBX NA BB Index	—	995	44,000	5/11/63	(500 bp)	1,029
CMBX NA BB Index	—	(365)	38,000	5/11/63	(500 bp)	(336)
CMBX NA BBB– Index	BBB–/P	(491)	45,000	5/11/63	300 bp	(639)

92     Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$971	$85,000	5/11/63	300 bp	$690
CMBX NA BBB– Index	BBB–/P	(842)	90,000	5/11/63	300 bp	(1,139)
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	(1,200)
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	(1,200)
CMBX NA BBB– Index	BBB–/P	(241)	90,000	5/11/63	300 bp	(538)
CMBX NA BBB– Index	BBB–/P	(361)	90,000	5/11/63	300 bp	(658)
CMBX NA BBB– Index	BBB–/P	(1,632)	98,000	5/11/63	300 bp	(1,955)
Total		$89,414	$81,315
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	—	$747,984	$11,185,020	6/20/19	(500 bp)	$65,888
NA IG Series 22 Index	BBB+/P	(170,894)	11,915,000	6/20/19	100 bp	23,273
NA IG Series 22 Index	BBB+/P	(93,695)	4,500,000	6/20/19	100 bp	(20,363)
NA IG Series 22 Index	BBB+/P	(24,239)	1,690,000	6/20/19	100 bp	3,301
NA IG Series 22 Index	BBB+/P	(346,083)	18,700,000	6/20/19	100 bp	(41,348)
NA IG Series 22 Index	BBB+/P	(47,067)	2,400,000	6/20/19	100 bp	(7,957)
NA IG Series 22 Index	BBB+/P	(17,648)	1,000,000	6/20/19	100 bp	(1,352)
NA IG Series 22 Index	BBB+/P	(101,907)	7,200,000	6/20/19	100 bp	15,424

Dynamic Asset Allocation Balanced Fund     93

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	—	$760,573	$11,272,140	6/20/19	(500 bp)	$73,164
NA HY Series 22 Index	—	817,414	12,296,790	6/20/19	(500 bp)	67,518
NA IG Series 22 Index	BBB+/P	(42,117)	2,550,000	6/20/19	100 bp	(561)
Total		$1,482,321	$176,987
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$29,824,195	$11,781,802	$45,603
Capital goods	54,122,261	8,409,121	—
Communication services	27,027,215	6,684,602	—
Conglomerates	9,185,156	2,866,336	—
Consumer cyclicals	79,246,945	20,471,455	—
Consumer staples	49,586,041	15,718,573	63,028
Energy	55,591,297	9,117,859	998
Financials	135,926,600	37,865,431	142,223
Health care	101,631,276	16,143,576	—
Technology	122,526,022	7,845,445	—
Transportation	13,434,606	2,686,460	—
Utilities and power	25,166,872	6,163,364	—
Total common stocks	703,268,486	145,754,024	251,852

94     Dynamic Asset Allocation Balanced Fund

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$26,297,000	$—
Convertible bonds and notes	—	208,554	—
Convertible preferred stocks	—	318,524	—
Corporate bonds and notes	—	243,726,401	5
Foreign government and agency bonds and notes	—	10,439,748	—
Investment companies	1,423,016	—	—
Mortgage-backed securities	—	52,828,966	—
Municipal bonds and notes	—	105,968	—
Preferred stocks	633,977	675,151	—
Purchased options outstanding	—	46,097	—
Senior loans	—	3,192,830	—
U.S. government and agency mortgage obligations	—	176,284,298	—
U.S. treasury obligations	—	157,809	—
Warrants	—	—	—
Short-term investments	298,556,649	36,514,602	—
Totals by level	$1,003,882,128	$696,549,972	$251,857

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$4,661,099	$—
Futures contracts	(2,378,394)	—	—
Written options outstanding	—	(30,782)	—
Interest rate swap contracts	—	(231,802)	—
Total return swap contracts	—	1,469,284	—
Credit default contracts	—	(1,313,433)	—
Totals by level	$(2,378,394)	$4,554,366	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund     95

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value, including $6,430,573 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,254,920,134)	$1,396,734,555
Affiliated issuers (identified cost $303,949,402) (Notes 1 and 5)	303,949,402
Cash	124,096
Foreign currency (cost $108,926) (Note 1)	108,163
Dividends, interest and other receivables	6,189,213
Receivable for shares of the fund sold	8,020,505
Receivable for investments sold	4,444,559
Receivable for sales of delayed delivery securities (Note 1)	5,094
Receivable for variation margin (Note 1)	317,823
Unrealized appreciation on forward currency contracts (Note 1)	7,605,018
Unrealized appreciation on OTC swap contracts (Note 1)	1,616,487
Premium paid on OTC swap contracts (Note 1)	31,291
Prepaid assets	33,325
Total assets	1,729,179,531
LIABILITIES
Payable for investments purchased	4,293,227
Payable for purchases of delayed delivery securities (Note 1)	177,582,453
Payable for shares of the fund repurchased	5,323,955
Payable for compensation of Manager (Note 2)	654,704
Payable for custodian fees (Note 2)	40,971
Payable for investor servicing fees (Note 2)	357,135
Payable for Trustee compensation and expenses (Note 2)	382,055
Payable for administrative services (Note 2)	2,080
Payable for distribution fees (Note 2)	921,005
Payable for variation margin (Note 1)	1,001,495
Unrealized depreciation on OTC swap contracts (Note 1)	65,888
Premium received on OTC swap contracts (Note 1)	120,705
Unrealized depreciation on forward currency contracts (Note 1)	2,943,919
Written options outstanding, at value (premiums $30,782) (Notes 1 and 3)	30,782
Collateral on securities loaned, at value (Note 1)	6,702,753
Collateral on certain derivative contracts, at value (Note 1)	1,467,809
Other accrued expenses	302,656
Total liabilities	202,193,592
Net assets	$1,526,985,939

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,301,588,493
Undistributed net investment income (Note 1)	9,657,851
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	69,948,325
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	145,791,270
Total — Representing net assets applicable to capital shares outstanding	$1,526,985,939
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

96     Dynamic Asset Allocation Balanced Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($1,114,098,921 divided by 75,858,277 shares)	$14.69
	Offering price per class A share (100/94.25 of $14.69)*	$15.59
	Net asset value and offering price per class B share ($78,865,088 divided by 5,389,865 shares)**	$14.63
	Net asset value and offering price per class C share ($142,815,536 divided by 9,933,269 shares)**	$14.38
	Net asset value and redemption price per class M share ($28,808,162 divided by 1,965,365 shares)	$14.66
	Offering price per class M share (100/96.50 of $14.66)*	$15.19
	Net asset value, offering price and redemption price per class R share ($14,744,315 divided by 1,010,767 shares)	$14.59
	Net asset value, offering price and redemption price per class R5 share ($36,173 divided by 2,458 shares)†	$14.71
	Net asset value, offering price and redemption price per class R6 share ($16,200,475 divided by 1,101,137 shares)	$14.71
	Net asset value, offering price and redemption price per class Y share ($131,417,269 divided by 8,934,949 shares)	$14.71
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund     97

Statement of operations Year ended 9/30/14
INVESTMENT INCOME
Interest (including interest income of $189,147 from investments in affiliated issuers) (Note 5)	$19,085,512
Dividends (net of foreign tax of $377,819)	17,530,033
Securities lending (Note 1)	36,854
Total investment income	36,652,399
EXPENSES
Compensation of Manager (Note 2)	7,543,158
Investor servicing fees (Note 2)	2,129,041
Custodian fees (Note 2)	173,957
Trustee compensation and expenses (Note 2)	91,048
Distribution fees (Note 2)	5,048,814
Administrative services (Note 2)	35,518
Other	700,872
Total expenses	15,722,408
Expense reduction (Note 2)	(27,856)
Net expenses	15,694,552
Net investment income	20,957,847

Net realized gain on investments (Notes 1 and 3)	138,027,435
Net increase payments by affiliates (Note 2)	3,854
Net realized gain on swap contracts (Note 1)	3,604,864
Net realized gain on futures contracts (Note 1)	18,933,292
Net realized loss on foreign currency transactions (Note 1)	(2,067,078)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	7,580,310
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(17,397,781)
Net gain on investments	148,684,896
Net increase in net assets resulting from operations	$169,642,743
The accompanying notes are an integral part of these financial statements.

98     Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$20,957,847	$21,510,727
Net realized gain on investments and foreign currency transactions	158,502,367	91,127,545
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(9,817,471)	41,920,981
Net increase in net assets resulting from operations	169,642,743	154,559,253
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(15,016,530)	(14,049,184)
Class B	(522,597)	(621,914)
Class C	(949,557)	(863,603)
Class M	(257,211)	(256,337)
Class R	(160,131)	(153,326)
Class R5	(1,592)	(201)
Class R6	(252,372)	(93,613)
Class Y	(2,026,529)	(3,044,880)
Increase (decrease) from capital share transactions (Note 4)	45,401,585	(114,702,305)
Total increase in net assets	195,857,809	20,773,890
NET ASSETS
Beginning of year	1,331,128,130	1,310,354,240
End of year (including undistributed net investment income of $9,657,851 and $6,161,301, respectively)	$1,526,985,939	$1,331,128,130

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund     99

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$13.19	.22	1.48	1.70	(.20)	(.20)	—	—	$14.69	12.94	$1,114,099.99		1.55	351[d]
September 30, 2013	11.89	.21	1.28	1.49	(.19)	(.19)	—	—	13.19	12.62	969,273	1.02	1.71	190[e]
September 30, 2012	9.99	.20	1.89	2.09	(.19)	(.19)	—	—	11.89	21.06	899,121	1.06	1.76	182[e]
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	—[f]	9.99	(.92)	843,218	1.06	1.91	158[e]
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	—[g]	—	10.47	12.62	931,461	1.10[h]	2.71[h]	138[e]
Class B
September 30, 2014	$13.15	.11	1.46	1.57	(.09)	(.09)	—	—	$14.63	11.97	$78,865	1.74	.80	351[d]
September 30, 2013	11.84	.12	1.29	1.41	(.10)	(.10)	—	—	13.15	11.90	81,247	1.77	.96	190[e]
September 30, 2012	9.95	.11	1.89	2.00	(.11)	(.11)	—	—	11.84	20.13	85,833	1.81	1.02	182[e]
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	—[f]	9.95	(1.71)	88,888	1.81	1.15	158[e]
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	—[g]	—	10.43	11.80	114,661	1.85[h]	1.97[h]	138[e]
Class C
September 30, 2014	$12.92	.11	1.45	1.56	(.10)	(.10)	—	—	$14.38	12.09	$142,816	1.74	.80	351[d]
September 30, 2013	11.65	.12	1.25	1.37	(.10)	(.10)	—	—	12.92	11.81	114,907	1.77	.96	190[e]
September 30, 2012	9.80	.11	1.85	1.96	(.11)	(.11)	—	—	11.65	20.07	98,192	1.81	1.01	182[e]
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	—[f]	9.80	(1.68)	91,254	1.81	1.16	158[e]
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	—[g]	—	10.28	11.79	98,134	1.85[h]	1.96[h]	138[e]
Class M
September 30, 2014	$13.17	.15	1.47	1.62	(.13)	(.13)	—	—	$14.66	12.33	$28,808	1.49	1.05	351[d]
September 30, 2013	11.87	.15	1.28	1.43	(.13)	(.13)	—	—	13.17	12.10	26,680	1.52	1.20	190[e]
September 30, 2012	9.98	.14	1.89	2.03	(.14)	(.14)	—	—	11.87	20.40	21,876	1.56	1.27	182[e]
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	—[f]	9.98	(1.44)	19,151	1.56	1.41	158[e]
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	—[g]	—	10.46	12.08	23,600	1.60[h]	2.20[h]	138[e]
Class R
September 30, 2014	$13.11	.18	1.47	1.65	(.17)	(.17)	—	—	$14.59	12.59	$14,744	1.24	1.30	351[d]
September 30, 2013	11.81	.18	1.28	1.46	(.16)	(.16)	—	—	13.11	12.42	12,512	1.27	1.46	190[e]
September 30, 2012	9.93	.17	1.88	2.05	(.17)	(.17)	—	—	11.81	20.70	11,821	1.31	1.52	182[e]
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	—[f]	9.93	(1.18)	10,066	1.31	1.66	158[e]
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	—[g]	—	10.41	12.32	9,614	1.35[h]	2.45[h]	138[e]
Class R5
September 30, 2014	$13.21	.28	1.45	1.73	(.23)	(.23)	—	—	$14.71	13.12	$36.74		1.95	351[d]
September 30, 2013	11.90	.25	1.29	1.54	(.23)	(.23)	—	—	13.21	12.99	12.75		1.98	190[e]
September 30, 2012†	11.34	.06	.55	.61	(.05)	(.05)	—	—	11.90	5.41*	11	.19*	.47*	182[e]
Class R6
September 30, 2014	$13.21	.27	1.48	1.75	(.25)	(.25)	—	—	$14.71	13.30	$16,200.64		1.91	351[d]
September 30, 2013	11.90	.25	1.30	1.55	(.24)	(.24)	—	—	13.21	13.11	10,947.65		1.94	190[e]
September 30, 2012†	11.34	.06	.56	.62	(.06)	(.06)	—	—	11.90	5.44*	11	.16*	.49*	182[e]
Class Y
September 30, 2014	$13.21	.26	1.48	1.74	(.24)	(.24)	—	—	$14.71	13.20	$131,417.74		1.79	351[d]
September 30, 2013	11.90	.25	1.28	1.53	(.22)	(.22)	—	—	13.21	12.96	115,550.77		1.98	190[e]
September 30, 2012	10.00	.23	1.89	2.12	(.22)	(.22)	—	—	11.90	21.34	193,491.81		2.01	182[e]
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	—[f]	10.00	(.76)	171,176.81		2.16	158[e]
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	—[g]	—	10.49	12.98	167,625	.85[h]	2.99[h]	138[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	101

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	404%
September 30, 2012	461
September 30, 2011	437
September 30, 2010	419

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Amount represents less than $0.01 per share.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
September 30, 2010	0.02%

The accompanying notes are an integral part of these financial statements.

102     Dynamic Asset Allocation Balanced Fund

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Asset Allocation Balanced Fund     103

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities

104     Dynamic Asset Allocation Balanced Fund

experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

Dynamic Asset Allocation Balanced Fund     105

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

106     Dynamic Asset Allocation Balanced Fund

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as

Dynamic Asset Allocation Balanced Fund     107

an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,806,968 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,702,753 and the value of securities loaned amounted to $6,471,757. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

108     Dynamic Asset Allocation Balanced Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,725,222 to increase undistributed net investment income, $95,799 to increase paid-in-capital and $1,821,021 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$163,636,753
Unrealized depreciation	(27,693,799)
Net unrealized appreciation	135,942,954
Undistributed ordinary income	16,098,658
Undistributed long-term gain	73,427,139
Cost for federal income tax purposes	$1,564,686,098

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of

Dynamic Asset Allocation Balanced Fund     109

the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,854 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,566,748
Class B	120,747
Class C	194,876
Class M	41,580
Class R	20,248
Class R5	148
Class R6	7,035
Class Y	177,659
Total	$2,129,041

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,877 under the expense offset arrangements and by $24,979 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $864, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

110     Dynamic Asset Allocation Balanced Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,641,728
Class B	813,252
Class C	1,315,302
Class M	210,241
Class R	68,291
Total	$5,048,814

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $319,750 and $3,707 from the sale of class A and class M shares, respectively, and received $31,898 and $6,612 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $151 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,594,247,762	$4,486,893,321
U.S. government securities (Long-term)	—	—
Total	$4,594,247,762	$4,486,893,321

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$—	$—
Options opened	58,688	30,782
Options exercised	—	—
Options expired	—	—
Options closed	—	—
Written options outstanding at the end of the reporting period	$58,688	$30,782

Dynamic Asset Allocation Balanced Fund     111

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	11,638,179	$166,070,009	10,501,006	$131,926,892
Shares issued in connection with reinvestment of distributions	995,105	14,382,528	1,056,302	13,435,911
	12,633,284	180,452,537	11,557,308	145,362,803
Shares repurchased	(10,241,726)	(145,528,545)	(13,724,017)	(170,585,671)
Net increase (decrease)	2,391,558	$34,923,992	(2,166,709)	$(25,222,868)

	Year ended 9/30/14		Year ended 9/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	892,387	$12,689,335	923,660	$11,533,613
Shares issued in connection with reinvestment of distributions	34,510	496,678	46,748	590,854
	926,897	13,186,013	970,408	12,124,467
Shares repurchased	(1,717,752)	(24,307,405)	(2,036,535)	(25,377,145)
Net decrease	(790,855)	$(11,121,392)	(1,066,127)	$(13,252,678)

	Year ended 9/30/14		Year ended 9/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	2,342,767	$32,724,512	1,876,923	$23,395,211
Shares issued in connection with reinvestment of distributions	62,230	881,398	64,380	802,644
	2,404,997	33,605,910	1,941,303	24,197,855
Shares repurchased	(1,362,826)	(19,042,241)	(1,476,857)	(18,071,417)
Net increase	1,042,171	$14,563,669	464,446	$6,126,438

	Year ended 9/30/14		Year ended 9/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	216,576	$3,090,186	457,385	$5,685,591
Shares issued in connection with reinvestment of distributions	17,615	254,035	19,925	253,247
	234,191	3,344,221	477,310	5,938,838
Shares repurchased	(294,678)	(4,171,697)	(294,371)	(3,658,225)
Net increase (decrease)	(60,487)	$(827,476)	182,939	$2,280,613

	Year ended 9/30/14		Year ended 9/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	275,858	$3,905,183	228,891	$2,848,425
Shares issued in connection with reinvestment of distributions	10,199	146,491	11,592	146,290
	286,057	4,051,674	240,483	2,994,715
Shares repurchased	(229,934)	(3,236,281)	(286,692)	(3,565,504)
Net increase (decrease)	56,123	$815,393	(46,209)	$(570,789)

112     Dynamic Asset Allocation Balanced Fund

	Year ended 9/30/14		Year ended 9/30/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	14,259	$198,481	—	$—
Shares issued in connection with reinvestment of distributions	111	1,592	16	201
	14,370	200,073	16	201
Shares repurchased	(12,814)	(184,611)	—	—
Net increase	1,556	$15,462	16	$201

	Year ended 9/30/14		Year ended 9/30/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	336,151	$4,801,120	855,186	$10,913,313
Shares issued in connection with reinvestment of distributions	17,393	252,372	7,106	93,613
	353,544	5,053,492	862,292	11,006,926
Shares repurchased	(80,887)	(1,183,798)	(34,698)	(450,111)
Net increase	272,657	$3,869,694	827,594	$10,556,815

	Year ended 9/30/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,381,299	$77,423,446	6,144,530	$77,109,191
Shares issued in connection with reinvestment of distributions	135,204	1,955,043	234,771	2,971,439
	5,516,503	79,378,489	6,379,301	80,080,630
Shares repurchased	(5,327,879)	(76,216,246)	(13,889,840)	(174,700,667)
Net increase (decrease)	188,624	$3,162,243	(7,510,539)	$(94,620,037)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	916	37.27%	$13,474
Class R6	919	0.08	13,518

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$143,757,002	$—	$129,192,009	$54,339	$14,564,993
Putnam Short Term Investment Fund*	155,981,585	337,167,148	210,467,077	134,808	282,681,656
Totals	$299,738,587	$337,167,148	$339,659,086	$189,147	$297,246,649

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Dynamic Asset Allocation Balanced Fund     113

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$14,000
Written equity option contracts (contract amount) (Note 3)	$14,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$423,500,000
OTC interest rate swap contracts (notional)	$2,500,000
Centrally cleared interest rate swap contracts (notional)	$188,100,000
OTC total return swap contracts (notional)	$158,200,000
OTC credit default contracts (notional)	$9,100,000
Centrally cleared credit default contracts (notional)	$97,200,000
Warrants (number of warrants)	51,000

114     Dynamic Asset Allocation Balanced Fund

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$819,797*	Payables, Net assets — Unrealized depreciation	$2,133,230*
Foreign exchange contracts	Receivables	7,605,018	Payables	2,943,919
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	3,626,093*	Payables, Net assets — Unrealized depreciation	4,010,421*
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	260,275*	Payables, Net assets — Unrealized depreciation	1,001,544*
Total		$12,311,183		$10,089,114

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$5,822,107	$5,822,107
Foreign exchange contracts	—	—	(2,055,247)	—	$(2,055,247)
Equity contracts	4,406	14,589,807	—	(863,759)	$13,730,454
Interest rate contracts	—	4,343,485	—	(1,353,484)	$2,990,001
Total	$4,406	$18,933,292	$(2,055,247)	$3,604,864	$20,487,315

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(992,375)	$(992,375)
Foreign exchange contracts	—	—	—	7,610,980	—	$7,610,980
Equity contracts	(3,145)	—	(1,380,737)	—	1,800,622	$416,740
Interest rate contracts	—	—	(2,157,718)	—	690,158	$(1,467,560)
Total	$(3,145)	$—	$(3,538,455)	$7,610,980	$1,498,405	$5,567,785

Dynamic Asset Allocation Balanced Fund     115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$33,255	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$33,255
OTC Total return swap contracts*#	—	9,476	—	1,482,942	10,984	—	53	—	—	—	—	—	—	—	1,503,455
OTC Credit default contracts*#	—	—	—	—	5,587	—	143	—	—	—	—	—	—	—	5,730
Centrally cleared credit default contracts§	—	—	56,988	—	—	—	—	—	—	—	—	—	—	—	56,988
Futures contracts§	—	—	—	—	—	—	—	—	—	227,580	—	—	—	—	227,580
Forward currency contracts#	129,808	547,195	—	928,824	1,289,052	820,777	453,933	139,861	1,143,172	—	5,399	859,235	520,474	767,288	7,605,018
Purchased options**#	46,097	—	—	—	—	—	—	—	—	—	—	—	—	—	46,097
Total Assets	$175,905	$556,671	$90,243	$2,411,766	$1,305,623	$820,777	$454,129	$139,861	$1,143,172	$227,580	$5,399	$859,235	$520,474	$767,288	$9,478,123
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	18,374	—	—	—	—	—	—	—	—	—	—	—	18,374
OTC Total return swap contracts*#	—	17,128	—	—	2,380	—	14,663	—	—	—	—	—	—	—	34,171
OTC Credit default contracts*#	891	257	—	—	10,444	—	2,237	—	—	—	—	—	—	—	13,829
Centrally cleared credit default contracts§	—	—	211,653	—	—	—	—	—	—	—	—	—	—	—	211,653
Futures contracts§	—	—	—	—	—	—	—	—	—	771,468	—	—	—	—	771,468
Forward currency contracts#	30,563	281,309	—	720,679	173,538	362,243	76,757	87,804	488,687	—	4,639	626,877	—	90,823	2,943,919
Written options#	30,782	—	—	—	—	—	—	—	—	—	—	—	—	—	30,782
Total Liabilities	$62,236	$298,694	$230,027	$720,679	$186,362	$362,243	$93,657	$87,804	$488,687	$771,468	$4,639	$626,877	$—	$90,823	$4,024,196
Total Financial and Derivative Net Assets	$113,669	$257,977	$(139,784)	$1,691,087	$1,119,261	$458,534	$360,472	$52,057	$654,485	$(543,888)	$760	$232,358	$520,474	$676,465	$5,453,927
Total collateral received (pledged)†##	$—	$157,809	$—	$390,000	$1,042,889	$400,000	$264,058	$—	$520,000	$—	$—	$—	$500,021	$—
Net amount	$113,669	$100,168	$(139,784)	$1,301,087	$76,372	$58,534	$96,414	$52,057	$134,485	$(543,888)	$760	$232,358	$20,453	$676,465

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

116     Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Balanced Fund    117

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $80,769,853 as a capital gain dividend with respect to the taxable year ended September 30, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 35.80% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 49.89%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $11,897,274 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

118     Dynamic Asset Allocation Balanced Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		176,804,132	6,294,359
Ravi Akhoury		176,905,841	6,192,649
Barbara M. Baumann		177,716,173	5,382,317
Jameson A. Baxter		177,651,443	5,447,047
Charles B. Curtis		177,640,934	5,457,557
Robert J. Darretta		177,728,771	5,369,719
Katinka Domotorffy		177,481,553	5,616,937
John A. Hill		177,758,170	5,340,320
Paul L. Joskow		177,751,800	5,346,690
Kenneth R. Leibler		177,821,901	5,276,589
Robert E. Patterson		177,687,130	5,411,360
George Putnam, III		177,756,853	5,341,637
Robert L. Reynolds		177,861,329	5,237,161
W. Thomas Stephens		177,702,507	5,395,983
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
54,748,256	1,260,760	3,054,300	13,158,048
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
137,678,659	3,199,261	8,004,299	34,216,272
All tabulations are rounded to the nearest whole number.

Dynamic Asset Allocation Balanced Fund     119

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

120     Dynamic Asset Allocation Balanced Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Balanced Fund     121

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

122     Dynamic Asset Allocation Balanced Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Dynamic Asset Allocation Balanced Fund     123

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

124     Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

75 YEARS

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN059
290499 11/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2014	$153,152	$ —	$35,378	$ —
September 30, 2013	$154,835	$ —	$31,190	$ —

For the fiscal years ended September 30, 2014 and September 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $611,552 and $181,190 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2014	$ —	$576,174	$ —	$ —

September 30, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2014